UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Cyxtera Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

To Our Stockholders:

The purpose of this Information Statement is to inform the stockholders of record, as of the close of business on October 28, 2022 (the “Record Date”), of shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), of Cyxtera Technologies, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), that our Board of Directors (the “Board”) and stockholders representing approximately [ ● ]% of our outstanding Common Stock executed a joint written consent dated [ ● ], 2022 (the “Written Consent”), to approve the following actions (the “Actions”): (i) certain amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Delaware Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”) which provides for certain restrictions on ownership and transfer of shares of the Company’s capital stock (the “Company Stock”), and (ii) the Company’s reincorporation as a Maryland corporation, through and including a merger (the “Merger”) with and into our wholly owned subsidiary, Cyxtera Technologies Maryland, Inc., a Maryland corporation (“Cyxtera Maryland”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), whereby Cyxtera Maryland would survive the Merger as the surviving corporation. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

The General Corporation Law of the State of Delaware (“DGCL”) and the Company’s Amended and Restated Bylaws (the “Delaware Bylaws”) permit holders of a majority of the voting power to take stockholder action by written consent, provided that, in the event that a single stockholder or a group of affiliated stockholders holds more than 40% of the outstanding shares of Company Stock, the Delaware Certificate of Incorporation provides that any action by written consent of the stockholders requires the affirmative vote of holders of 66.6% of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class. The Written Consent constitutes the consent of more than 66.6% of the total number of votes entitled to vote generally in the election of directors, voting as a single class, and is sufficient under Section 228 of the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws to approve the Actions. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein. We encourage you to read this Information Statement carefully, including the exhibits, for further information.

In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the approval of the Actions described herein will be deemed ratified and effective on the date that is 20 calendar days after the date this Information Statement has been mailed or furnished to our stockholders. We anticipate that this Information Statement will be mailed on or about [ ● ], 2022 to stockholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDERS OWNING THE REQUIRED PROPORTION OF THE OUTSTANDING SHARES OF OUR COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS THEREFORE NOT NECESSARY.

No action is required by you. This Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Exchange Act and Section 228(e) of the DGCL. This notice and this Information Statement constitutes the notice required under Section 228 of the DGCL.

The obligations of the parties to the Merger Agreement to complete the transactions contemplated thereby, including the Merger, are subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, a copy of which is included as Appendix B to this Information Statement. This

Information Statement provides you with detailed information about the Merger Agreement and the Merger. It also contains or references information about the Company, Cyxtera Maryland and certain related matters. You are encouraged to read this Information Statement, including the Appendices thereto and the information incorporated by reference in this Information Statement, carefully and in their entirety.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Merger or the securities to be issued in connection with the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Sincerely,

Manuel D. Medina
Chair of the Board of Directors

Dated: [ ● ], 2022

CYXTERA TECHNOLOGIES, INC.

2333 Ponce De Leon Boulevard Suite 900

Coral Gables, FL 33134

INFORMATION STATEMENT

[ ● ], 2022

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the stockholders of record on October 28, 2022 (the “Record Date”) of the Class A common stock, par value $0.0001 per share (the “Common Stock”), of Cyxtera Technologies, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), to notify such stockholders that, on or about [ ● ], 2022, the Company received a Joint Written Consent to Action of the Board of Directors of the Company (the “Board”) and Consenting Stockholders (as defined below) in lieu of a special meeting (the “Written Consent”) of the Board and the Company’s stockholders collectively holding [ ● ] shares of Common Stock, each share of Common Stock being entitled to one vote, representing approximately [ ● ]% of the total 179,617,507 issued and outstanding shares of Common Stock outstanding on the date of such Written Consent (the “Consenting Stockholders”) that approved the following actions (the “Actions”): (i) certain amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Delaware Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”), which provides for certain restrictions on ownership and transfer of shares of the Company’s capital stock (the “Company Stock”), and (ii) the Company’s reincorporation as a Maryland corporation (the “Reincorporation”), through and including a merger (the “Merger”) with and into our wholly owned subsidiary, Cyxtera Technologies Maryland, Inc., a Maryland corporation (“Cyxtera Maryland”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), whereby Cyxtera Maryland would survive the Merger as the surviving corporation. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

Our Board has fixed the close of business on October 28, 2022 as the Record Date for the determination of stockholders entitled to notice of the action by Written Consent. The Written Consent was executed by the Board and the Consenting Stockholders on [ ● ], 2022.

No Appraisal Rights

Pursuant to the General Corporation Law of the State of Delaware (“DGCL”), the Actions taken by the Written Consent do not create appraisal or dissenters’ rights.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as notice of the actions required by Section 228 of the DGCL.

Effective Date of Actions

The Actions will become effective 20 calendar days following the mailing of this Information Statement to the stockholders of record on the Record Date, or as soon thereafter as is practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND PRINCIPAL HOLDERS

The following table lists the number of shares of Common Stock beneficially owned or held by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the named executive officers for the fiscal year ended December 31, 2021; and (iv) all directors and executive officers of the Company, collectively. Unless otherwise indicated, information is provided as of [ ● ], 2022 and is based on shares of Common Stock outstanding as of such date. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or that will become exercisable or will otherwise vest within 60 days of [            ], 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all directors and executive officers is c/o Cyxtera Technologies, Inc., 2333 Ponce de Leon Boulevard, Suite 900, Coral Gables, Florida 33134.

Name of Beneficial Owner	Number of Shares and Nature of Common Stock Beneficially Owned(1)	Percent of Outstanding Common Stock
5% Stockholders:
BCEC-SIS Holdings L.P.(2)(8)	68,317,440	38.0%
Medina Capital Fund II—SIS Holdco, L.P.(3)(8)	22,923,324	12.8%
FMR LLC(4)	22,767,069	12.7%
Starboard Value LP(5)	20,767,571	11.6%
Lumen Technologies, Inc.(6)	11,461,627	6.4%
SVAC Sponsor LLC(7)(8)	11,262,341	6.3%

Directors and NEOs:
Manuel D. Medina(3)(8)	22,928,560	12.8%
Fahim Ahmed	—	—
John W. Diercksen	4,036	*
Michelle Felman	3,164	*
Melissa Hathaway	3,600	*
Jeffrey C. Smith(5)(9)	20,770,844	11.6%
Raymond Svider	—	—
Gregory Waters(10)	98,152	*
Nelson Fonseca	300,291	*
Randy Rowland	92,289	*
Carlos Sagasta	86,702	*
Directors and executive officers as a group (12 individuals)	44,335,933	24.7%

*	Less than one percent.
(1)

Beneficial ownership includes the following shares that the executive officers and directors could acquire by exercising stock options on or within 60 days after [ ● ], 2022: Mr. Fonseca: 105,566; Mr. Rowland: 32,444; and Mr. Sagasta: 32,444. For all directors and officers as a group, these stock options represent an aggregate of 186,285 shares.

(2)

The general partners of BCEC-SIS Holdings L.P. (“BCEC-SIS Holdings”) are CIE Management IX Limited and BCEC Management X Limited, which are controlled by the board of directors, which are appointed by BC Partners Group Holdings Limited, which is a majority owned subsidiary of BC Partners Holdings Limited, which is controlled by Lee Clark, Karen Jamieson and Mark Rodliffe. As a result, each of the foregoing entities may be deemed to share voting and investment power over the shares of Common Stock held by BCEC-SIS Holdings, but each disclaims beneficial ownership of such securities. The business address of BC Partners Holdings Ltd. and BC Partners Group Holdings Ltd. is West Wing, Floor 2,

Trafalgar Court, Les Banques, St. Peter, Port Guernsey. The business address of BCEC-SIS Holdings L.P., BCEC Management X Ltd. and CIE Management IX Ltd. is Arnold House P.O. Box 273, St. Julian’s Avenue, St. Peter, Port Guernsey.
(3)

Medina Capital Fund II—SIS Holdco GP, LLC is the general partner of Medina Capital Fund II—SIS Holdco, L.P. (“Medina Capital”), which is ultimately controlled by Manuel D. Medina. As a result, Mr. Medina and Medina Capital Fund II—SIS Holdco GP, LLC may be deemed to share voting and investment power over the shares of Common Stock held by Medina Capital, but each disclaims beneficial ownership of such securities. The business address of Medina Capital Fund II—SIS Holdco GP, LLC and Medina Capital Fund II—SIS Holdco, L.P. is c/o Cyxtera Technologies, Inc., 2333 Ponce de Leon Boulevard, Suite 900, Coral Gables, Florida 33134.

(4)

Based solely upon information contained in the most recently filed Schedule 13G/A of FMR LLC, filed with the Securities and Exchange Commission (“SEC”) on February 9, 2022. According to this Schedule 13G/A, each of FMR LLC and its Chairman, Abigail P. Johnson, reported sole dispositive power of 22,767,069 shares of Common Stock and FMR LLC reported sole voting power of 3,250,507 shares of Common Stock owned directly by various investment companies registered under the Investment Company Act, which are advised by Fidelity Management and Research Company LLC, a wholly owned subsidiary of FMR LLC and a registered investment advisor. Through their ownership of voting common shares and the execution of a shareholders’ voting agreement, Mr. Johnson and members of his family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(5)

Based solely upon information contained in the Schedule 13D/A of Starboard Value LP, filed with the SEC on January 25, 2022. According to this Schedule 13D/A, Starboard Value LP, as the investment manager of Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard X Master Fund Ltd (“Starboard X Master”) and a certain managed account (“Starboard Value LP Account”) and the manager of Starboard Value and Opportunity S LLC (“Starboard S LLC”), may be deemed the beneficial owner of the (i) 11,602,587 shares of Common Stock beneficially owned by Starboard V&O Fund, (ii) 2,054,489 shares of Common Stock beneficially owned by Starboard S LLC, (iii) 1,221,537 shares of Common Stock beneficially owned by Starboard C LP, (iv) 938,808 shares of Common Stock owned by Starboard L Master, (v) 1,650,431 shares of Common Stock owned by Starboard X Master and (vi) 3,299,719 shares of Common Stock through the Starboard Value LP Account. Starboard Value LP disclaims beneficial ownership of such shares. The business address of Starboard Value LP and Mr. Smith is 777 Third Avenue, 18th Floor, New York, New York 10017.

(6)

Based solely upon information contained in the Schedule 13G of Lumen Technologies, Inc., filed with the SEC on August 5, 2022. According to this Schedule 13G, Lumen Technologies, Inc. reported sole voting power and sole dispositive power of 11,461,627 shares of Common Stock. The business address of Lumen Technologies, Inc. is 100 CenturyLink Drive, Monroe, LA 71203.

(7)

Based solely upon information contained in the Schedule 13D/A of Starboard Value LP, of which SVAC Sponsor LLC (“Sponsor”) is a joint filer, filed with the SEC on January 25, 2022. According to this Schedule 13D/A, Sponsor reported sole voting power and sole dispositive power of 11,262,341 shares of Common Stock. SVAC Manager LLC is the manager of Sponsor. As a result, SVAC Manager LLC may be deemed to share beneficial ownership of the shares of Common Stock held by Sponsor, but disclaims beneficial ownership of such securities. The business address of Sponsor is 777 Third Avenue, 18th Floor, New York, New York 10017.

(8)

Pursuant to that certain Stockholders Agreement, dated as of July 29, 2021 (as modified by that certain Joinder to Stockholders Agreement, dated as of July 29, 2022) (together, the “Stockholders Agreement”), by and among the Company, Sponsor, BCEC-SIS Holdings, and Medina Capital, Sponsor, BCEC-SIS Holdings and Medina Capital may be deemed to constitute a group for purposes of Rule 13d-3 under the Exchange Act. Sponsor, BCEC-SIS Holdings and Medina Capital each disclaims beneficial ownership of each of the other group member’s securities.

(9)	Jeffrey C. Smith may be deemed to beneficially own 20,770,844 shares of Common Stock, which includes (i) 3,273 shares of Common Stock beneficially owned and (ii) 20,767,571 shares of Common Stock beneficially owned by Starboard Value LP. Mr. Smith is a member of Starboard Value GP, LLC, which is the general partner of Starboard Value LP, and, therefore, may be deemed to direct the voting and dispositive decisions of Starboard Value LP with respect to such Common Stock, but disclaims beneficial ownership of such shares.
(10)	Consists of (i) 4,582 shares of Common Stock beneficially owned and (ii) 93,570 shares of Common Stock held by the Waters Family Trust, which are indirectly beneficially owned by Gregory Waters.

The information given in this Information Statement with respect to the beneficial ownership of Common Stock by the Company’s directors and executive officers (other than as appears from the records of the Company) is based upon statements furnished to the Company by its directors and executive officers.

APPROVED ITEM #1: APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPOSE CERTAIN OWNERSHIP AND TRANSFER RESTRICTIONS

Contingent upon the approval of the Reincorporation (see “Approved Item #2: Approval of the Company’s Reincorporation as a Maryland Corporation” for more information), the Consenting Stockholders have approved the Amended Certificate of Incorporation which provides for certain restrictions on ownership and transfer of shares of Company Stock in connection with the Company’s anticipated election to be taxed as a real estate investment trust (a “REIT”) for federal income tax purposes currently planned to commence with the taxable year beginning January 1, 2023. The full text of the proposed Amended Certificate of Incorporation is attached to this Information Statement as Appendix A. The following summary of the Amended Certificate of Incorporation as is qualified in its entirety by reference to the specific terms of the Amended Certificate of Incorporation, which is filed as an exhibit to this Information Statement and is incorporated by reference into this Information Statement.

The Board believes that the Amended Certificate of Incorporation is advisable and in the best interests of the Company and its stockholders because it will facilitate the Company’s compliance with requirements for taxation as a REIT. The Board has reviewed the Delaware Certificate of Incorporation and recommends amending it so that it is consistent with the charters of other publicly traded REITs which contain similar stock ownership and transfer restrictions as those included in the Amended Certificate of Incorporation.

REIT Qualification

In order to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year beginning after December 31, 2023, shares of Company Stock must be beneficially owned by 100 or more “persons” during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Further, for the Company’s taxable years beginning after December 31, 2023, no more than 50% of the value of the outstanding shares of Company Stock may be owned, directly or through certain constructive ownership rules, by five or fewer individuals (as defined in the Code to include certain entities such as private foundations) at any time during the second half of any calendar year. To ensure compliance with these requirements, the Company proposes the Amended Certificate of Incorporation, as further described below.

Ownership and Transfer Restrictions

The Amended Certificate of Incorporation contains restrictions on the ownership and transfer of shares of Company Stock that are intended to assist the Company in complying with the requirements described above and qualifying and maintaining its status as a REIT. The Amended Certificate of Incorporation provides that (subject to certain exceptions described below) no “person” may actually or beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of Common Stock or 9.8% in value of the aggregate of the outstanding shares of all classes and series of Company Stock, in each case excluding any shares of Company Stock that would not be treated as outstanding for federal income tax purposes. The Company refers to “persons” to mean an individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group, as that term is used for purposes of Section 13(d)(3) of the Exchange Act, as amended, and a group to which an “excepted holder limit” applies. The Company refers to each of these restrictions as an “ownership limit” and collectively as the “ownership limits.” A person that would have acquired actual, beneficial or constructive ownership of Company Stock but for the application of the ownership limits or any of the other restrictions on ownership and transfer of shares of Company Stock discussed below is referred to as a “prohibited owner.”

The constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related persons to be owned constructively by one person. As a result, the acquisition of less than 9.8% of the Company’s outstanding shares of Common Stock (or the acquisition of an interest in a person that owns, actually or constructively, Common Stock) by a person, could, nevertheless cause that person, or another person, to own constructively in excess of 9.8% of outstanding shares of Common Stock and thereby violate the applicable ownership limit.

The Amended Certificate of Incorporation provides that the Board, in its sole and absolute discretion, prospectively or retroactively, may exempt a person from either or both of the ownership limits and may establish a different ownership limit (an “excepted holder limit”) with respect to a particular person (an “excepted holder”) if, among other limitations, the Board determines that (i) such waiver will not cause five or fewer individuals (for this purpose, the term “individual” includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but generally does not include a qualified pension plan or profit sharing trust) to own, actually or beneficially, more than 49% in value of the aggregate of the outstanding shares of all classes or series of stock of the Company; (ii) the stockholder’s ownership in excess of the ownership limits would not result in the Company being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT and (iii) subject to certain exceptions, such person does not and will not own, actually or constructively, an interest in a tenant of the Company (or a tenant of any entity owned in whole or in part by the Company) that would cause the Company to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant.

Additionally, the Amended Certificate of Incorporation provides that as a condition of the exemption or establishing a different ownership limit, the Board may require an opinion of counsel or Internal Revenue Service ruling, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion, in order to determine or ensure the Company’s status as a REIT and representations and undertakings from the person seeking the exemption or excepted holder limit in order to make the determinations above. The Amended Certificate of Incorporation further provides that the Board may impose such conditions or restrictions as it deems appropriate in connection with such an exemption or different ownership limit.

The Amended Certificate of Incorporation provides that the Board may, in its sole and absolute discretion, increase or decrease the ownership limits for one or more persons, except that a decreased stock ownership limit would not be effective for any person whose actual, beneficial or constructive ownership of shares of Company Stock exceeds the decreased ownership limit at the time of the decrease until the person’s actual, beneficial or constructive ownership of shares of Company Stock equals or falls below the decreased stock ownership limit, although any further acquisition of shares of Company Stock or beneficial or constructive ownership of shares of Company Stock would be subject to the decreased ownership limit. The Amended Certificate of Incorporation further provides that the Board may not increase or decrease any ownership limit if, among other limitations, the new ownership limit would allow five or fewer persons to actually or beneficially own more than 49% in value of the outstanding shares of Company Stock or could cause the Company to be “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT.

The Amended Certificate of Incorporation would further prohibit:

•

any person from actually, beneficially or constructively owning shares of Company Stock that could result in the Company being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT (including, but not limited to, actual, beneficial or constructive ownership of shares of Company Stock that could result in the Company owning (actually or constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income the Company derives from such tenant, taking into account the Company’s other income that would not qualify under the gross income requirements of Section 856(c) of the Code, would cause the Company to fail to satisfy any such gross income requirements imposed on REITs); and

•

any person from transferring shares of Company Stock if such transfer would result in shares of Company Stock being beneficially owned by fewer than 100 persons (determined under Section 856(a)(5) of the Code).

Further, the Amended Certificate of Incorporation provides that any person who acquires or attempts or intends to acquire actual, beneficial or constructive ownership of shares of Company Stock that would or may violate the ownership limits or any of the other restrictions on ownership and transfer of shares of Company Stock described above must give written notice immediately to the Company or, in the case of a proposed or attempted transaction, provide the Company at least 15 days prior written notice, and provide the Company with such other information as it may request in order to determine the effect of such transfer on its status as a REIT.

The Amended Certificate of Incorporation provides that if any purported transfer of shares of Company Stock or any other event would otherwise result in any person violating the ownership limits or such other limit established by the Board, or could result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then that number of shares causing the violation (rounded up to the nearest whole share) would be automatically transferred to a trust for the exclusive benefit of one or more charitable organizations selected by the Company. The prohibited owner would have no rights in shares of Company Stock held by the trustee. The automatic transfer would be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in the transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Company’s discovery that the shares of Company Stock had been automatically transferred to a trust as described above, would be required to be repaid to the trustee upon demand. To determine which shares of Company Stock would be transferred to a trust, shares of Company Stock would be so transferred in such manner as minimizes the aggregate value of the shares of Company Stock that would be transferred to the trust (with certain exceptions) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board in its sole and absolute discretion). If the transfer to the trust as described above would not be automatically effective, for any reason, to prevent violation of the applicable restriction on ownership and transfer of shares of Company Stock, then that transfer of the number of shares of Company Stock that otherwise would cause any person to violate the above restrictions would be void. If any transfer of shares of Company Stock would result in shares of Company Stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution), then any such purported transfer will be void and of no force or effect and the intended transferee will acquire no rights in the shares of Company Stock.

The Amended Certificate of Incorporation provides that shares of Company Stock transferred to the trustee would be deemed offered for sale to the Company, or the Company’s designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer of the shares of Company Stock to the trust (or, in the event of a gift or other such transaction, the Market Price (as defined in the Amended Certificate of Incorporation) on the day of the transfer or other event that resulted in the transfer of such shares of Company Stock to the trust) and (ii) the market price per share on the date the Company, or its designee, accepts such offer. The Amended Certificate of Incorporation provides that the Company would also be permitted to reduce the amount payable to the prohibited owner by the amount of dividends and distributions paid to the prohibited owner and owed by the prohibited owner to the trustee and pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. The Amended Certificate of Incorporation further provides that the Company will have the right to accept such offer until the trustee has sold the shares of Company Stock held in the trust. The Amended Certificate of Incorporation also provides that upon a sale to the Company, the interest of the charitable beneficiary in the shares of Company Stock sold would terminate and the trustee would be required to distribute the net proceeds of the sale to the prohibited owner.

The Amended Certificate of Incorporation provides that within 20 days of receiving notice from the Company of the transfer of shares of Company Stock to the trust, the trustee will sell the shares of Company Stock to a person designated by the trustee, whose ownership of the shares of Company Stock will not violate the ownership limits or other restrictions on ownership and transfer of shares of Company Stock. The Amended Certificate of Incorporation further provides that upon such sale, the trustee will distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares of Company Stock (or, if the prohibited owner did not give value for the shares of Company Stock in connection with the transfer or other event that resulted in the transfer to the trust (e.g., a gift, devise or other such transaction), the Market Price on the day of the transfer or other event that resulted in the transfer of such shares of Company Stock to the trust) and (2) the price per share received by the trustee (net of commissions and other expenses of sale) from the sale of the shares of Company Stock. The Amended Certificate of Incorporation provides that the trustee may reduce the amount payable to the prohibited owner by the amount of dividends and other distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. The Amended Certificate of Incorporation also provides that any net sale proceeds in excess of the amount payable to the prohibited owner will be paid immediately to the charitable beneficiary. Finally, the Amended Certificate of Incorporation provides that if, prior to the Company’s discovery that shares of Company Stock have been transferred to the trustee, such shares of Company Stock are sold by a prohibited owner, then such shares of Company Stock will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares of Company Stock that exceeds the amount that such prohibited owner was entitled to receive, such excess shall be paid to the trustee upon demand.

The Amended Certificate of Incorporation also provides that prior to the sale of any shares of Company Stock by the trust, the trustee will receive, in trust for the charitable beneficiary, all dividends and other distributions paid by the Company with respect to such shares of Company Stock, and the prohibited owner shall have no voting rights.

The Amended Certificate of Incorporation provides that, subject to Delaware law, effective as of the date that the shares of Company Stock have been transferred to the trust, the trustee may, at the trustee’s sole and absolute discretion:

•	rescind as void any vote cast by a prohibited owner prior to the Company’s discovery that the shares have been transferred to the trust; and

•	recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, the Amended Certificate of Incorporation provides that if the Company has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

The Amended Certificate of Incorporation also provides that if the Board determines that a proposed transfer or other event has taken place that violates the restrictions on ownership and transfer of shares of Company Stock set forth in the Amended Certificate of Incorporation, the Board may take such action as it deems advisable in its sole and absolute discretion to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Company to redeem shares of Company Stock, refusing to give effect to the transfer on the Company’s books or instituting proceedings to enjoin the transfer.

The Amended Certificate of Incorporation provides that every owner of 5% or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Company Stock, within 30 days after the end of each taxable year, must give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Company Stock that the owner beneficially owns and a description of the manner in which the shares of Company Stock are held. The Amended Certificate of Incorporation further provides that each owner shall promptly provide to the Company such additional information as the Company may request to determine the effect, if any, of the person’s beneficial ownership on the Company’s status as a REIT and to ensure compliance with the ownership limits. In addition, the Amended Certificate of Incorporation provides that any person that is a beneficial owner or constructive owner of shares of Company Stock and any person (including the stockholder of record) who is holding shares of Company Stock for a beneficial owner or constructive owner must, upon demand, disclose to the Company such information as the Company may request, in order that it may be able to determine its status as a REIT and to comply with the requirements of any taxing authority or governmental authority.

The Amended Certificate of Incorporation provides that any certificates representing shares of Company Stock issued after the effective date of the Amended Certificate of Incorporation will bear a legend referring to the restrictions on ownership and transfer of shares of Company Stock described above.

These restrictions on ownership and transfer could have the effect of delaying, deferring or preventing a takeover or other transaction in which stockholders might receive a premium for their shares of Company Stock over the then prevailing market price or which stockholders might believe to be otherwise in their best interest.

The ownership limits and other restrictions on ownership and transfer of shares of Company Stock described above will not apply until the Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware and will not apply if the Board determines that it is no longer in the Company’s best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance with the above-described certificate of incorporation provisions is no longer required in order for the Company to qualify as a REIT.

Required Vote and Timing

The Amended Certificate of Incorporation was required to be approved by the affirmative vote of holders of 66.6% of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class.

The Amended Certificate of Incorporation will become effective when the Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company expects to file the Amended Certificate of Incorporation prior to becoming a REIT which is currently planned to occur on January 1, 2023.

APPROVED ITEM #2: APPROVAL OF THE COMPANY’S REINCORPORATION AS A MARYLAND CORPORATION

General

Contingent upon the approval of the Amended Certificate of Incorporation (see “Approved Item #1: Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Impose Certain Ownership and Transfer Limits” for more information), the Consenting Stockholders have approved a proposal for the Company to change its state of incorporation from Delaware to Maryland. The Company refers to this proposal as the “Reincorporation”. The following discussion summarizes certain aspects and consequences of the Reincorporation, which are related primarily to (a) what the Board believes are the advantages of Maryland law over Delaware law, (b) certain other differences between the Maryland General Corporation Law (the “MGCL”) and the DGCL, and (c) certain differences in the provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws, each as amended and restated, as compared to the charter and bylaws of Cyxtera Maryland. Cyxtera Maryland, a wholly owned subsidiary of the Company, was incorporated in Maryland on September 28, 2022, specifically for the purpose of effecting the change of the Company’s state of incorporation and will have conducted no business and have no material assets or liabilities at the time of the Merger (as defined below).

The Reincorporation will be accomplished by the merger (the “Merger”) of the Company with and into Cyxtera Maryland whereby the separate legal existence of the Company will cease and Cyxtera Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, the Company’s legal domicile will be changed from Delaware to Maryland. Cyxtera Maryland will change its name to “Cyxtera Technologies, Inc.” as part of the Merger and, consequently, the Reincorporation will not result in any change in the Company’s name. In addition, the Reincorporation will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets or liabilities of the Company. The Company will continue to operate as a data center company principally engaged in providing retail colocation and interconnection services. The directors and officers of the Company prior to the Merger will be the directors and officers of Cyxtera Maryland after the Merger. Except for the reduction in the annual franchise taxes paid to Delaware as described below, the Company anticipates that the Merger will not cause any significant change in the business or financial condition of the Company, and the Company anticipates that the Merger will not cause any change in the Company’s management or day-to-day operations, except for any changes attributable to the differences between the Delaware organizational documents and the Maryland organizational documents, and between the MGCL and the DGCL, as generally described below. Cyxtera Maryland will have substantially identical share ownership and transfer provisions as those approved for the Company as part of the Amended Certificate of Incorporation.

Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and between the Company and Cyxtera Maryland (the “Merger Agreement”), at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of Common Stock, will be converted into one share of common stock of Cyxtera Maryland, par value $0.0001 per share. In addition, at the Effective Time, each outstanding option, warrant or other right to purchase shares of Common Stock and each outstanding restricted stock unit and performance stock unit in respect of Common Stock will continue outstanding as an option, warrant or other right to purchase or, as applicable, a restricted stock unit or performance stock unit in respect of, shares of common stock of Cyxtera Maryland upon the same terms and conditions as exist immediately prior to the Effective Time.

Following the Effective Time, each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of common stock of Cyxtera Maryland, and delivery of certificates for shares of Common Stock will constitute “good delivery” for transactions in the shares of common stock of Cyxtera Maryland. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Cyxtera Maryland.

The Common Stock is listed for trading on the Nasdaq Stock Market and trades under the symbol “CYXT”. At the Effective Time, this symbol will, without interruption, represent shares of common stock of Cyxtera Maryland and such shares of common stock of Cyxtera Maryland will be listed for trading on the Nasdaq Stock Market. At the Effective Time, the common stock of Cyxtera Maryland will be deemed registered under the Exchange Act by operation of Exchange Act Rule 12g-3(a).

Also as of the Effective Time, Cyxtera Maryland (as the successor of the Company) will be governed by the MGCL, the charter of Cyxtera Maryland (the “Maryland Charter”) and the bylaws of Cyxtera Maryland (the “Maryland Bylaws”), which will result in certain changes in the rights of stockholders and other matters related to the Company. Many significant changes are discussed in this Information Statement under “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL”, but this Information Statement may not discuss all of the changes that are important to you as a stockholder. The summary provided herein is not intended to be a complete description of the Reincorporation or the differences between stockholders’ rights under the DGCL and the MGCL and is qualified in its entirety by reference to the DGCL and MGCL, the Merger Agreement attached to this Information Statement as Appendix B, the Maryland Charter attached to this Information Statement as Appendix C, the Maryland Bylaws attached to this Information Statement as Appendix D, the Delaware Certificate of Incorporation and the Delaware Bylaws. The Maryland Charter and the Maryland Bylaws are sometimes referred to herein collectively as the “Maryland organizational documents”, and the Delaware Certificate of Incorporation and the Delaware Bylaws are sometimes referred to herein collectively as the “Delaware organizational documents”.

Copies of the Delaware Certificate of Incorporation and the Delaware Bylaws are available through the Company’s website (www.cyxtera.com), and at the website maintained by the SEC (www.sec.gov). In addition, these documents are available for inspection at the Company’s principal business office and will be provided to any stockholder upon written request without charge. To request copies of these documents, contact:

Cyxtera Technologies, Inc.

2333 Ponce De Leon Boulevard Suite 900

Coral Gables, FL 33134

Attention: Secretary

Approval of the Reincorporation by the Consenting Stockholders constitutes approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, and the assumption by Cyxtera Maryland, as the surviving corporation in the Merger, of the Company’s employee benefit plans, including, but not limited to, the Cyxtera Technologies, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) and the Cyxtera Technologies, Inc. 2022 Employee Stock Purchase Plan (the “ESPP” and, together with the 2021 Plan, the “Plans”), and the obligations of the Company under such plans. Pursuant to the Merger Agreement, the Maryland Charter and the Maryland Bylaws will replace the Delaware Certificate of Incorporation and the Delaware Bylaws as the Company’s principal corporate governance documents at the Effective Time. Differences exist between the Delaware organizational documents and the Maryland organizational documents. Accordingly, because of these differences and for other reasons, stockholders are urged to carefully read and consider this Information Statement and the attached appendices.

For purposes of this section titled “The Reincorporation”, the “Company” refers in most places to Cyxtera Technologies, Inc., as incorporated under the laws of the State of Delaware. In those instances where reference is made to the “Company” after the Effective Time of the Merger, the reference means Cyxtera Technologies, Inc., as reincorporated under the laws of the State of Maryland.

Effective Time

The Merger will be effective as of the later of the time that the State Department of Assessments and Taxation of Maryland (“SDAT”) accepts the articles of merger for record or the time established under such articles of merger, not to exceed 30 days after the articles of merger are accepted for record by the SDAT. The filing of a certificate of merger in Delaware and the filing of articles of merger in Maryland will be made at such time as the Board and the Board of Directors of Cyxtera Maryland determine is advisable. The Company anticipates that the Merger will become effective prior to the end of calendar year 2022. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, if circumstances arise which, in the opinion of the Board of Directors of either the Company or Cyxtera Maryland, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, subject to the terms of the Merger Agreement and applicable law.

Regulatory Approvals

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the articles of merger with the SDAT and the filing of the certificate of merger with the Secretary of State of the State of Delaware.

Principal Reasons for and Effects of Changing the State of Incorporation

The Board has concluded that, when compared with Delaware, Maryland has more comprehensive and flexible laws governing entities that qualify as REITs under the Code and courts with more experience in addressing issues pertinent to entities that so qualify. Maryland has laws specific to REITs, including (a) provisions that specifically validate charter restrictions on the ownership and transfer of stock, which, among other things, facilitate satisfaction of certain of the U.S. federal income tax requirements for qualification as a REIT, and (b) provisions that permit the issuance of shares without consideration to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a REIT regarding stock ownership. Maryland also has a separate statute governing REITs that are organized as trusts, and while this statute does not apply to corporations, such as Cyxtera Maryland, the Company believes it helps provide greater certainty with respect to the treatment of a REIT under state law. In addition to the foregoing provisions, over 70% of the public companies that qualify as REITs under the Code are currently formed under Maryland law, which means that stockholders of Cyxtera Maryland would hold stock of an entity with corporate governance arrangements more likely to be aligned with other REITs following the Reincorporation.

In addition, the Board believes that there are other provisions of Maryland law that are beneficial to stockholders of Maryland corporations generally, as well as REITs, including:

•

Maryland has no franchise tax for corporations. Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation’s aggregate number of shares of authorized stock, or (ii) the corporation’s capital structure as compared to its assets. The Company has always elected to be considered under the formula that results in the lower franchise tax burden. For the fiscal year ended December 31, 2021, the Company paid approximately $250,000 in Delaware franchise taxes. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay at least $250,000 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the Reincorporation will initially be offset by expenses associated with the Reincorporation, such as filing, legal, printing and similar expenses.

•

Maryland law provides for (i) a broad, stable standard of conduct for directors of corporations, which is much less susceptible to shifting changes based on individual cases, and a presumption that directors satisfy this standard of conduct, (ii) broader exculpation of directors and officers from liability for money damages in lawsuits by stockholders or by or in the right of corporations and (iii) broader indemnification and reimbursement of litigation expenses, which may facilitate Cyxtera Maryland’s efforts to attract and retain qualified directors and officers.

•	Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Company believes should better protect stockholder interests.

•

The charter of a Maryland corporation may permit the board of directors of a Maryland corporation, under certain circumstances, to amend the charter to increase or decrease authorized but unissued shares of stock without a stockholder vote, which the Company believes will provide it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise on a time-sensitive basis in rapidly changing global financial markets.

Although there are other differences between the DGCL and the MGCL, the Board does not believe that any of these differences will have a significant impact on the Company’s operations. See “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL”.

Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL

Upon consummation of the Merger, Cyxtera Maryland’s (as the successor of the Company) corporate affairs will be governed by the MGCL, the Maryland Charter and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of Common Stock under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws and those affecting holders of shares of common stock of Cyxtera Maryland under the MGCL, the Maryland Charter and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the MGCL and the Maryland Charter and the Maryland Bylaws, copies of which are attached to this Information Statement as Appendix C and Appendix D, respectively, and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

With respect to the rights of stockholders under the DGCL and those of stockholders under the MGCL, the Maryland Charter and Maryland Bylaws provide for many of the same rights and obligations as the Company’s Delaware organizational documents, although the Maryland Charter and Maryland Bylaws differ from the Delaware organizational documents in certain respects. The Board does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the Company’s present or future directors, make it in the Company’s best interests to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland organizational documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this Information Statement.

Capital Stock

The Company

The Company’s authorized capital stock consists of 500,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of [ ● ], 2022, there were 179,617,507 shares of Common Stock and no shares of preferred stock issued and outstanding. The holders of Common Stock are entitled to one vote for each share held. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company which are present in person or by proxy and entitled to vote.

The Delaware Certificate of Incorporation authorizes the Board to provide, out of the unissued shares of preferred stock, for the issuance of shares of preferred stock from time to time in one or more series, subject to applicable law, and the Board is authorized to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative participating, optional, special or other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

Cyxtera Maryland

Cyxtera Maryland’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of [ ● ], 2022, there were 100 shares of Cyxtera Maryland’s common stock issued outstanding, all of which are owned by the Company and will be cancelled in the Merger, and no shares of preferred stock issued and outstanding. Each share of Cyxtera Maryland’s common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders.

Under the Maryland Charter, the Board of Directors of Cyxtera Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are similar in many, but not all, respects to those provided in the Delaware Certificate of Incorporation. The Maryland Charter provides that the Board of Directors of Cyxtera Maryland may reclassify any unissued shares of common stock and preferred stock from time to time into one or more classes or series of stock.

As permitted by the MGCL, the Maryland Charter provides that the Board of Directors of Cyxtera Maryland, with the approval of a majority of the entire Board of Directors of Cyxtera Maryland and without stockholder approval, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue. In addition, the Board of Directors of Cyxtera Maryland may authorize the issuance from time to time of shares of stock of the corporation of any class or series, or securities or rights convertible into shares of its stock of any class or series, in each case whether now or hereafter authorized, for such consideration as the Board of Directors of Cyxtera Maryland may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Maryland Charter or the Maryland Bylaws, without stockholder approval and without authority of the stockholders to vote otherwise. This provision is similar to Delaware’s.

Extraordinary Transactions

The Company

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business, conversion or dissolution of a corporation must be approved by a majority of the outstanding stock entitled to vote thereon. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (1) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (3) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately prior to the merger. Under the DGCL, the term “substantially all of the company’s assets” is not defined and is, therefore, subject to Delaware common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction.

As of the date of this Information Statement, the Company’s management is not aware of any specific effort by any party to accumulate additional holdings of the Company’s securities, other than for investment purposes, or to effect a change of control of the Company by merger, tender offer, solicitation in opposition to the Board or otherwise.

Cyxtera Maryland

Under the MGCL, a Maryland corporation generally is not permitted to dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless such action is advised by its board of directors and approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation’s charter. Stockholder approval is not required for a Maryland successor in a merger in which (i) there are no changes to or reclassifications of the terms of any class or series of the successor’s stock outstanding immediately before the merger becomes effective, (ii) the successor’s charter is not otherwise amended and (iii) the number of shares of such class or series of stock outstanding immediately after the effective time of the merger does not increase by more than twenty percent (20%) of the number of its shares of the class or series of stock that is outstanding immediately before the merger becomes effective. As is the case in Delaware, under the MGCL, the term “substantially all of the company’s assets” is not defined and is, therefore, subject to Maryland common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction. The Maryland Charter provides that the foregoing items may be approved by a majority of all the votes entitled to be cast on the matter. However, Maryland law permits a corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

Dividends

The Company

Under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws, subject to any preferential dividend rights of any then outstanding preferred stock, the Board may from time to time declare, and the Company may pay, dividends on the Company’s outstanding shares of Company Stock to its stockholders out of its surplus, out of the Company’s net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, in either case as authorized by the Board. The DGCL provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the Company’s assets.

The Delaware organizational documents do not modify the statutory provisions concerning the payment of dividends.

The Company has never declared or paid any cash dividends on its Common Stock.

Cyxtera Maryland

Under the MGCL and the Maryland Charter, subject to any preferential dividend rights of any then outstanding preferred stock, Cyxtera Maryland is permitted to pay dividends and make other distributions (including share buybacks and redemptions) to its stockholders from time to time as authorized by Cyxtera Maryland’s Board of Directors. However, the MGCL provides that no dividend or other distribution may be made if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the corporation’s charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Under the MGCL, notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a distribution from the net earnings of the corporation for the fiscal year in which the distribution is made, the net earnings of the corporation for the preceding fiscal year, or the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

Preemptive Rights

Under the DGCL and the MGCL, stockholders do not have preemptive rights to purchase shares of stock unless the certificate of incorporation, in the case of a Delaware corporation, or the charter, in the case of a Maryland corporation, provides for preemptive rights. Neither the Delaware Certificate of Incorporation nor the Maryland Charter provides stockholders with any preemptive rights.

Advance Notice Requirements for Presentation by Stockholders of Proposals of New Business and Nominations of Directors at Meetings of Stockholders

The Company

Under the Delaware Bylaws, written notice of any stockholder proposal for business (other than nominations) at an annual meeting of stockholders must be received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 90 days before or more than 120 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so received, not earlier than the close of business on the 120th day before the meeting and not later than the later of (y) the close of business on the 90th day before the meeting or (x) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

The Delaware Bylaws provide that written notice of any stockholder nomination of directors must be received by the Secretary of the Company at the principal executive offices of the Company (a) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (1) the close of business on the 90th day before the meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company.

In addition to meeting the applicable deadline, (a) stockholder proposals or nominations of directors must be accompanied by certain information specified in the Delaware Bylaws and (b) any director designated by Sponsor, BCEC-SIS Holdings or Medina Capital (collectively, the “Investor Parties”) pursuant to the Stockholders Agreement is subject to a customary due diligence review by the Company, including a background check.

Cyxtera Maryland

The Maryland Bylaws will provide for substantially identical advance notice requirements as the Delaware Bylaws. In addition, the Stockholders Agreement will remain in full force and effect following the Reincorporation.

Voting for Election of Directors

Both the Delaware Bylaws and the Maryland Bylaws provide that directors are elected by a vote of the majority of the votes cast in uncontested elections, but provide for a elections of directors by a plurality of the votes cast in contested elections. In particular, the Delaware Bylaws provide that in uncontested elections a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election). The Maryland Bylaws provide that in uncontested elections a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee (with abstentions not counted as a vote cast either for or against that nominee’s election).

Under the Delaware Bylaws, an election will be considered contested if (x) as of the last day for giving notice of a stockholder nominee, a stockholder has nominated a candidate for director in accordance with the requirements of the Delaware Bylaws, and (y) as of the date that notice of the annual meeting is given, the Board considers that a stockholder-nominated director candidacy has created a bona fide election contest.

Under the Maryland Bylaws, an election will be considered contested if (i) the secretary of Cyxtera Maryland receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director under the Maryland Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the 10th day before the date of filing of the definitive proxy materials of Cyxtera Maryland with the Securities and Exchange Commission and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.

Under the DGCL and the MGCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation, in the case of a Delaware corporation, or its charter, in the case of a Maryland corporation. Pursuant to the Delaware Certificate of Incorporation and the Maryland Charter, neither the Company nor Cyxtera Maryland permits cumulative voting in the election of directors. The absence of cumulative voting means that stockholders entitled to cast a majority of all the votes entitled to be cast in the election of directors will be able to elect all of the Company’s directors, if they so choose, and thus preclude minority stockholder representation on the board of directors.

Restrictions on Voting Rights

The Company

The Delaware organizational documents do not contain provisions relating to control share acquisitions, and the DGCL does not contain a control share acquisition or similar statute.

Cyxtera Maryland

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to the control shares except to the extent approved at a special meeting of stockholders by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiring person, or by officers or by directors who are the corporation’s employees, are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Board to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of stockholders was held at which the voting rights of such shares were considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions of Common Stock by any person.

Number of Directors

The Delaware Certificate of Incorporation provides that the number of directors of the Company, other than those who may be elected by the holders of one or more series of the preferred stock voting separately by class or series, and subject to any contractual rights of stockholders, shall consist of not less than seven directors and no more than eleven directors, with the exact number of directors to be determined from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board, and the Delaware Bylaws provide that, subject to the Delaware Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

The Maryland Charter and the Maryland Bylaws provide that the Board of Directors of Cyxtera Maryland may establish, increase and decrease the number of directors from time to time as long as the number is not less than one, nor, unless the Maryland Bylaws are amended, more than 15. Upon the consummation of the Merger, both the Board and Cyxtera Maryland’s Board of Directors will be comprised of nine members designated in accordance with the terms set forth in the Stockholders Agreement in the case of the Board.

Both the Delaware Certificate of Incorporation and the Maryland Charter provide that, except as otherwise required by applicable law, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect one or more directors for which the term of office shall be governed by the terms of such series of the preferred stock as set forth in the Delaware Certificate of Incorporation or Maryland Charter, as applicable, each director will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to such director’s earlier death, resignation or removal.

The current term of each of the directors of the Company expires at the next annual meeting of stockholders and when his or her successor is duly elected and qualified. The directors of the Company then-serving at the time of the Reincorporation shall also serve as the directors of Cyxtera Maryland following the Reincorporation, each to serve until the earlier of the next annual meeting of the stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Removal of Directors

The Company

The Delaware Certificate of Incorporation provides that, subject to the contractual rights of any stockholder (as discussed below), and, except as otherwise required by applicable law, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect one or more directors for which removal of such directors shall be governed by the terms of such series of the preferred stock as set forth in the Delaware Certificate of Incorporation, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class.

Pursuant to the terms and conditions set forth in the Stockholders Agreement, each Investor Party has the exclusive right to remove its respective designees from the Board, and the Company is required to take all actions necessary to cause the removal of any such designee at the request of the applicable party (including, but not limited to, calling special meetings of stockholders). Neither the Company nor any Investor Party has the right to remove (or cause the removal of) (a) any director designated by another party thereto or (b) either of the two independent directors designated by BCEC-SIS Holdings and Sponsor (the “Mutually Agreed Independent Directors”) at any time prior to the conclusion of the annual meeting of stockholders for calendar year 2024 (the “Designation Rights Termination Date”). In addition, for so long as they collectively own 40% or more of the issued and outstanding Common Stock, BCEC-SIS Holdings and Medina Capital (together with their permitted transferees) will not, either individually or collectively, vote any shares of Common Stock that constitute more than 40% of the issued and outstanding Common Stock in favor of removal of any director from office without cause.

Cyxtera Maryland

The Maryland Charter provides for substantially identical director removal provisions as the Delaware Certificate of Incorporation. In addition, the Stockholders Agreement will remain in full force and effect following the Reincorporation.

Filling Vacancies on the Board of Directors

The Company

The Delaware Certificate of Incorporation provides that, subject to the rights of holders of shares of one or more series of preferred stock and the contractual rights of any stockholder (as discussed below), newly created directorships resulting from an increase in the number of directors and any vacancies of directorships resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next stockholder meeting or approval of a new director by stockholder written consent following his or her appointment, as set forth in the Delaware Bylaws, and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Pursuant to the terms and conditions set forth in the Stockholders Agreement, each Investor Party has the exclusive right to designate designees to fill vacancies created by reason of death, removal or resignation of such Investor Party’s designees, and the Company is required to take all actions necessary to nominate or cause the Board to appoint replacement designees designated by the applicable Investor Party to fill any such vacancies as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee). Neither the Company nor any Investor Party has the right to designate (or cause the designation of) a replacement director, and the Company is prohibited from taking any action to cause any vacancy to be filled by any such designee, to the extent that such election or appointment would result in a number of directors nominated or designated by such Investor Party in excess of the number of directors that such Investor Party is then entitled to designate for membership on the Board prior to the Designation Rights Termination Date. Additionally, until the Designation Rights Termination Date, BCEC-SIS Holdings and Sponsor may fill any vacancy created by the death, resignation or removal of any Mutually Agreed Independent Director.

Cyxtera Maryland

The Maryland Bylaws provide that any vacancy on the Board of Directors of Cyxtera Maryland for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum and that any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors of Cyxtera Maryland. Any individual elected as a director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Following the Reincorporation, the Stockholders Agreement will continue to be valid upon the parties thereto on the same terms.

Standards of Conduct for Directors

The standards of conduct for directors of a Delaware corporation have developed through the common law as expressed in written opinions of the Delaware courts. Directors of Delaware corporations generally must act in good faith and with due care and loyalty, in a manner that they believe to be in the best interests of the corporation and its stockholders.

Under the MGCL, the standard of conduct for directors is set forth in Section 2-405.1(c) of the MGCL, which requires each director of a Maryland corporation to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to, among other things, (i) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (ii) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or (iii) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, the MGCL provides that the act of directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director.

Amendment of Organizational Documents

The Company

The Delaware Certificate of Incorporation may be amended in the manner prescribed by the DGCL, which requires the Board to declare the proposed amendment advisable and the holders of at least a majority of the outstanding shares of Common Stock entitled to vote to approve the proposed amendment.

Under the DGCL, the Board may adopt, amend or repeal the bylaws of a corporation only if such right is expressly conferred upon the Board in the certificate of incorporation. The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Board has the power to adopt, alter, amend or repeal the Delaware Bylaws. The Delaware Bylaws may also be adopted, altered, amended or repealed by the stockholders of the Company representing at least 66.6% of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class.

Cyxtera Maryland

The Maryland Charter generally may be amended only if the Board of Directors of Cyxtera Maryland declares that the proposed amendment is advisable and the proposed amendment is approved by the stockholders of the corporation, at either an annual or a special meeting of the stockholders, or by written consent of the stockholders, in any event by the affirmative vote or consent representing a majority of all the votes entitled to be cast on the matter. Under the MGCL, the Maryland Charter may, however, be amended by the Board of Directors of Cyxtera Maryland without stockholder approval to, among other things, change the name of the corporation or change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of that stock.

The Maryland Bylaws provide that the Board has the power to adopt, alter or repeal any provision of the Maryland Bylaws and to make new bylaws. In addition, stockholders may alter, amend or repeal any provision of the Maryland Bylaws and adopt new bylaws with the approval by a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors.

Business Combinations with Certain Persons

The Company

Section 203 of the DGCL generally provides that if a person (including any person who is an affiliate or associate of the corporation) acquires 15% or more of the outstanding voting stock of a Delaware corporation, thereby becoming an “interested stockholder” (for purposes of Section 203 of the DGCL), that person may not engage in certain business combinations with the corporation for a period of three years, unless one of the following three exceptions applies:

•

the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, prior to the time that the person became an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock of the corporation that is not owned by the interested stockholder at an annual or special meeting (and not by written consent).

A Delaware corporation may elect to opt out of Section 203 of the DGCL. The Company has not made such an election. Section 203 of the DGCL will not apply to the Merger of the Company and Cyxtera Maryland.

Cyxtera Maryland

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested stockholder as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock, or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation’s then-outstanding voting stock.

A person is not an interested stockholder if the board of directors of the corporation approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder or an affiliate of an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of the then-outstanding shares of voting stock, voting together as a single group, and

•

two-thirds of the votes entitled to be cast by holders of the voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group.

These super-majority vote requirements do not apply if the holders of the common stock receive a minimum price, as defined under the MGCL, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.

The statute permits various exemptions from its provisions, including business combinations that are approved or exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. As permitted by the MGCL, the Board of Directors of Cyxtera Maryland will adopt a resolution exempting any business combination between Cyxtera Maryland and any other person from the provisions of this statute. However, the Board of Directors of Cyxtera Maryland may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.

Special Meetings of Stockholders

The Company

The Delaware Certificate of Incorporation and Delaware Bylaws provide that subject to the rights, if any, of the holders of any outstanding series of preferred stock of the Company, special meetings of the stockholders for any purpose or purposes, may be called only by the Chair of the Board, by the Chief Executive Officer of the Company, by the Board pursuant to a resolution adopted by a majority of the Board or by the Board at the request in writing of stockholders owning 10% or more of the Company Stock issued and outstanding and entitled to vote.

Cyxtera Maryland

The Maryland Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors of Cyxtera Maryland, by the Chair of the Board of Directors of Cyxtera Maryland, or by the President or the Chief Executive Officer of Cyxtera Maryland, and shall be called upon the written request of the stockholders entitled to cast not less than 10% of all the votes entitled to be cast at the meeting, accompanied by the information required by the Maryland Bylaws. BCEC-SIS Holdings, Medina Capital, FMR LLC and Starboard Value LP each beneficially own, respectively, approximately 38.0%, 12.8,%, 12.7% and 11.6% of the outstanding shares of Common Stock and, at the Effective Time of the Merger, will beneficially own approximately the same percentage of the outstanding shares of common stock of Cyxtera Maryland. Accordingly, such stockholder will have the ability to significantly influence corporate actions requiring stockholder approval.

Action by Stockholders in Lieu of a Meeting

The Company

The Delaware Certificate of Incorporation provides that subject to the rights, if any, of the holders of any class or series of preferred stock of the Company then outstanding, any action required or permitted to be taken by the stockholders of the Company may be effected by written consent in lieu of a meeting; provided, however, that there exists approval by the holders of outstanding Company Stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting at which all shares of Company Stock entitled to vote thereon were present and voted; provided that in the event that a single stockholder or a group of affiliated stockholders holds more than 40% of the outstanding shares of Company Stock, any action by written consent of the stockholders shall require the affirmative vote of holders of 66.6% of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class.

Cyxtera Maryland

Under the MGCL, holders of common stock may take action only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting unless the charter provides for a lesser percentage. The Maryland Charter provides that, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent, setting forth the action so taken, is given in writing or by electronic transmission by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders. Cyxtera Maryland is required to give notice of action by stockholders by less than unanimous consent not later than ten days after the effective date of the action to each stockholder.

Limitations on Liability of Directors and Officers

The Company

As permitted by the DGCL, the Delaware Certificate of Incorporation provides that no director will have personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided however that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which such director derived an improper personal benefit.

Cyxtera Maryland

As permitted by the MGCL, the Maryland Charter exculpates the directors and officers of Cyxtera Maryland from liability to the corporation and its stockholders for money damages, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Indemnification of and Advance of Expenses to Directors and Officers

The Company

Under the DGCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person’s relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of such a proceeding. In an action or suit by or in the right of the corporation, the DGCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys’ fees) actually and reasonably incurred is mandatory under the DGCL.

The DGCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, if the corporation has received a written undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

The Delaware Certificate of Incorporation and the Delaware Bylaws provides for the indemnification of, and the advancement of expenses to, a director or officer of the Company who is made a party or is threatened to be made a party to a proceeding by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, in each case to the fullest extent permitted by the DGCL. The Delaware Certificate of Incorporation and the Delaware Bylaws further provides, consistent with the DGCL, that the right to indemnification conferred by the Delaware Certificate of Incorporation is not exclusive of any other right which a person may have under the Delaware Certificate of Incorporation (or Delaware Bylaws, as applicable), any agreement, vote of stockholders or disinterested directors or otherwise.

Cyxtera Maryland

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party to or witness in by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such proceeding. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was a result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services, or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by the Maryland corporation or in its right in which the director or officer was adjudged liable to the Maryland corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in the corporation’s right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Maryland Charter obligates Cyxtera Maryland, to the maximum extent permitted by Maryland law, to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service: (i) as a director or officer of Cyxtera Maryland or (ii) while a director or officer and at Cyxtera Maryland’s request, as a director, officer, partner, manager, member, trustee, employee or agent of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, in each case, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason or his or her service in any of these capacities, and to pay or reimburse his or her reasonable expenses in advance of a final disposition of a proceeding. The Maryland Charter also permits the Company to indemnify and advance expenses to any individual who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

The Maryland Charter further provides, consistent with the MGCL, that the indemnification and payment or reimbursement of expenses provided in the Maryland Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Cyxtera Maryland intends to enter into indemnification agreements with its directors and executive officers. These agreements will require Cyxtera Maryland to indemnify these individuals to the fullest extent permitted under Maryland law, the Maryland Charter and the Maryland Bylaws against liabilities that may arise by reason of their service to Cyxtera Maryland, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Appraisal Rights

Under the DGCL, stockholders, in certain circumstances, generally have the right to dissent from certain corporate reorganizations and mergers and demand and receive payment in cash for their shares of stock provided that certain statutory procedures are followed.

Under the MGCL, subject to certain exceptions, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor in the event of (1) a consolidation, merger, conversion, share exchange or the sale of all or substantially all the assets of the corporation, (2) an amendment to the charter that alters the contract rights, as expressly set forth in the charter, of outstanding stock unless the right to do so is reserved in the charter, and (3) in the case of certain business combination governed by Title 3 Subtitle 6 of the MGCL.

The Company

Under the DGCL, stockholders of a corporation who are voting on a merger, consolidation or conversion generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (“appraisal rights”), if they properly follow the statutory procedures for asserting these rights set forth in the DGCL. However, appraisal rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation or the resolution providing for conversion, or at the record date fixed to determine the stockholders entitled to consent, the shares were listed on a national securities exchange or held of record by more than 2,000 holders, unless the holders thereof are required by the terms of an agreement of merger of consolidation, or by the terms of a resolution providing for conversion, to accept for such stock anything except (i) shares of stock of the corporation surviving the merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described above, or (iv) any combination of such shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts.

Cyxtera Maryland

As permitted under the MGCL, the Maryland Charter provides that holders of the stock are not entitled to exercise the rights of an objecting stockholder under the MGCL unless the Board of Directors, upon such terms and conditions as may be specified by the Board, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would be entitled to exercise such rights. Accordingly, unless the Board of Directors determines otherwise, a stockholder may not demand the fair value of such stockholder’s stock and will be bound by the terms of the transaction described above.

Inspection of Books and Records

The Company

The DGCL provides that any stockholder of record has the right to inspect and make copies of a corporation’s stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, for any proper purpose. Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and a person or persons not affiliated with the corporation, or the subsidiary has a legal basis to deny access. If a corporation does not comply within applicable time periods, a court may summarily compel compliance.

Cyxtera Maryland

The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs, any voting trust agreements deposited with the corporation at the corporation’s principal office and a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Additionally, one or more persons who together are, and for at least six months have been, stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may (i) inspect and copy during usual business hours the corporation’s books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation’s principal office in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders; provided that, unless the charter provides otherwise, this inspection right does not apply to holders of any shares of any class or series of stock other than common stock.

Exclusive Forum

The Company

The Delaware Certificate of Incorporation provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for certain claims over which the Court of Chancery determines that it does not have jurisdiction, including for any action asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation promulgated thereunder as to which the federal district court for the District of Delaware or the Court of Chancery shall have concurrent jurisdiction.

To the extent that any such claims may be based upon federal law claims, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

Cyxtera Maryland

The Maryland Bylaws provide that, unless Cyxtera Maryland consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the

United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on behalf of Cyxtera Maryland (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of Cyxtera Maryland’s directors, officers or other employees to Cyxtera Maryland or to stockholders of Cyxtera Maryland, (d) any action asserting a claim against Cyxtera Maryland or any of Cyxtera Maryland’s directors, officers or other employees arising pursuant to any provision of the MGCL, the Maryland Charter or the Maryland Bylaws or (e) any other action asserting a claim against Cyxtera Maryland or any of Cyxtera Maryland’s directors, officers or other employees that is governed by the internal affairs doctrine and no such action may be brought in any court sitting out of the State of Maryland unless Cyxtera Maryland consents in writing to such court. These choice of forum provisions will not apply to suits brought to enforce a duty or liability created by the Securities Act, the Exchange Act or any other claim for which federal courts have exclusive jurisdiction.

Dissolution

Under the DGCL, a Delaware corporation may be dissolved if (i) the board of directors, by resolution adopted by a majority of the entire board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a Delaware corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon consent in writing.

The MGCL permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board of directors a resolution which declares that dissolution is advisable and directs that the proposed dissolution be submitted for consideration at either an annual or special meeting of the stockholders, and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds (unless the charter of the corporation provides for a lesser percentage) of all votes entitled to be cast on the matter. The Maryland Charter provides that the dissolution of Cyxtera Maryland must be approved by a majority of all the votes entitled to be cast on the matter.

Under the DGCL, stockholders may apply to the Court of Chancery to appoint a custodian or receiver, as the case may be, of and for a corporation when (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets a judicial dissolution. Such action under the DGCL may be instituted by any stockholder.

Under the MGCL, stockholders entitled to cast at least 25% of all the votes entitled to be cast in the election of directors may petition a court of equity to dissolve the corporation if the directors are so divided regarding the management of the corporation’s affairs that the vote required for action by the board cannot be obtained, or if a division of the stockholders makes election of directors impossible. However, under the MGCL any stockholder entitled to vote in the election of directors may petition a court of equity to dissolve the corporation if (i) the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors, or (ii) the acts of the directors or those in control of the corporation are illegal, oppressive or fraudulent.

Stockholders of a Maryland corporation with a class of equity securities registered under the Exchange Act are not permitted to petition a court of equity to dissolve a Maryland corporation on the grounds that the stockholders are so divided that directors cannot be elected or the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors.

Certain Anti-Takeover Effects and Provisions

The Delaware Certificate of Incorporation and the Delaware Bylaws contain various provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

•	authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

•	advance notice requirements for stockholder proposals and director nominations submitted before a meeting;

•

requirements that special meetings of stockholders may only be called by the Chair of the Board, by the Chief Executive Officer of the Company, by the Board pursuant to a resolution adopted by a majority of the Board or by the Board at the request in writing of stockholders owning 10% or more of Company Stock issued and outstanding and entitled to vote;

•	not permitting cumulative voting in the election of directors;

•

proxy access provisions imposing eligibility requirements on stockholders to submit proxy access materials, including ownership for at least three years, continuously, 3% or more of the total voting power of the outstanding Company Stock;

•	restrictions on business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation; and

•	exclusive forum provisions, which could have the effect of discouraging claims or limiting investors’ ability to bring claims in a judicial forum that they find favorable.

The provisions of the type described in the bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the DGCL, which imposes a three-year moratorium on certain business combinations with an “interested stockholder” unless one of three exceptions applies. See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL – Business Combinations with Certain Persons.” The Board of Directors of Cyxtera Maryland will adopt a resolution opting Cyxtera Maryland out of the comparable business combination statute contained in the MGCL (although the Board of Directors of Cyxtera Maryland may repeal or modify this resolution at any time in the future). See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons.” Through a provision in the Maryland Bylaws, Cyxtera Maryland has opted out of the Maryland control share acquisition statute (although Cyxtera Maryland could at any time become subject to the control share acquisition statute by amending the Maryland Bylaws to change the opt-out provision). See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons” and “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Restrictions on Voting Rights.”

In addition, Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Exchange Act and with at least three independent directors to elect to be subject to any or all of the following five provisions without any stockholder approval and notwithstanding any contrary charter or bylaw provisions:

•	a classified board,

•	a two-thirds vote requirement to remove a director,

•	a requirement that the number of directors be fixed only by the vote of the directors,

•

a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred rather than until the next annual meeting of stockholders as would otherwise be the case, and

•	a majority requirement for the calling of a special meeting of stockholders.

The Maryland Charter prohibits Cyxtera Maryland from electing to be subject to any of the provisions of Subtitle 8, unless such election is first approved by the stockholders of the Cyxtera Maryland by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors. Through provisions in the Maryland Charter and/or the Maryland Bylaws unrelated to Subtitle 8, Cyxtera Maryland will vest in the Board of Directors of Cyxtera Maryland the exclusive power to fix the number of directorships.

Anti-takeover provisions in the DGCL and MGCL and in the corporate governance structure of both the Company and Cyxtera Maryland could have the effect of delaying, deferring or preventing an acquisition of the Company or Cyxtera Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, delay, defer or prevent transactions which might otherwise have a favorable effect on the price of the Common Stock or the common stock of Cyxtera Maryland. These provisions may make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the respective Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

Possible Disadvantages of the Reincorporation

Despite the belief of the Board that the Reincorporation is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Charter, the Maryland Bylaws and the MGCL have not received extensive judicial interpretation by the Maryland courts. The DGCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware’s prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware’s corporate law. Nevertheless, as discussed in greater detail above, the Board believes that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

Under current federal income tax laws, the Merger will be a tax-free reorganization under the Code. Accordingly, for federal income tax purposes (i) no gain or loss will be recognized by the stockholders of the Company as a result of their exchange of Common Stock for common stock of Cyxtera Maryland in the Merger, (ii) the basis for the common stock of Cyxtera Maryland received by the stockholders of the Company in exchange for Common Stock will be the same as the basis of the Common Stock exchanged therefor, and (iii) the holding period for the common stock of Cyxtera Maryland received by each stockholder of the Company in the Merger will include such stockholder’s holding period for the Common Stock exchanged therefor, provided that the stockholder held such stock of the Company as a capital asset at the Effective Time. The Merger will have no federal income tax effect on the Company. Certain stockholders of the Company, including non-U.S. stockholders, may be subject to special rules because of their particular federal income tax status and the federal income tax consequences of the Merger to such stockholders may accordingly differ from the ones of general application that are described above.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Required Vote

The Reincorporation was required to be approved by the affirmative vote of holders of more than 66.6% of the voting power of all then outstanding shares of Company Stock entitled to vote generally in the election of directors, voting together as a single class. Approval of the Reincorporation by stockholders of the Company constitutes approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, the assumption by Cyxtera Maryland, as the surviving corporation in the Merger, of the Company’s employee benefit plans, including, but not limited to, the Plans and any other agreements and arrangements, and the obligations of the Company under such plan, agreements and arrangements.

HOUSEHOLDING

The SEC’s rules permit the Company to deliver a single copy of this Information Statement to one address shared by two or more of its stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, the Company has delivered only one copy of this Information Statement to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. The Company agrees to promptly deliver, upon written or oral request, a separate copy of this Information Statement, as requested, to any stockholder at the shared address to which a single copy was delivered. In the future, if you prefer to receive separate copies of the Information Statement, you may notify your broker if your shares are held in a brokerage account, or if you hold registered shares, you may notify the Company by contacting Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of any future Information Statements or proxy materials for your household, you may notify your broker if your shares are held in a brokerage account, or if you hold registered shares, you may notify the Company by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

WHERE YOU CAN FIND MORE INFORMATION

You may request copies of this Information Statement, without charge, upon written or telephonic request directed to the Company’s Secretary at Cyxtera Technologies, Inc., 2333 Ponce De Leon Boulevard Suite 900, Coral Gables, FL, 33134, Telephone: (305) 537-9500.

* * * * * *

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CYXTERA TECHNOLOGIES, INC.

Cyxtera Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The present name of the Corporation is Cyxtera Technologies, Inc. The Corporation was originally incorporated under the name “Starboard Value Acquisition Corp.” and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on November 14, 2019.

2. This amendment to the Second Amended and Restated Certificate of Incorporation (this “Amendment”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and by the stockholders of the Corporation in accordance with Section 242 of the DGCL.

3. This Amendment amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented and/or restated (the “Certificate of Incorporation”).

4. The text of the Certificate of Incorporation is amended by moving the current Article XII to a new Article XIII and inserting a new Article XII to read as follows:

ARTICLE XII:

Section 12.1 Definitions. For the purpose of this Article XII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Company Stock, or such other percentage determined by the Board in accordance with Section 12.2.8, excluding any such outstanding Company Stock that is not treated as outstanding for U.S. federal income tax purposes.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Company Stock by a Person, whether the interest in the shares of Company Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 12.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Code. The term “Code” shall mean Internal Revenue Code of 1986, as amended.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of

Common Stock of the Corporation, or such other percentage determined by the Board in accordance with Section 12.2.8, excluding any such outstanding Common Stock that is not treated as outstanding for U.S. federal income tax purposes.

Company Stock. The term “Company Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Company Stock by a Person, whether the interest in the shares of Company Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit (as defined below) is created by the Certificate of Incorporation or by the Board pursuant to Section 12.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 12.2.7 and subject to adjustment pursuant to Section 12.2.7, the percentage limit established by the Board pursuant to Section 12.2.7.

Individual. The term “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Date. The term “Initial Date” shall mean the earlier of January 1, 2023 and such other date as determined by the Board in its discretion.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Company Stock, the Closing Price for such Company Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Company Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Company Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if such Company Stock is not listed or admitted to trading on the Nasdaq, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Company Stock is listed or admitted to trading or, if such Company Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Company Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Company Stock selected by the Board or, in the event that no trading price is available for such Company Stock, the fair market value of the Company Stock, as determined by the Board.

Nasdaq. The term “Nasdaq” shall mean the Nasdaq Stock Market.

Person. The term “Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article XII, would Beneficially Own or Constructively Own shares of Company Stock in violation of Section 12.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT. The term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board determines pursuant to Section 12.8 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Company Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Company Stock or the right to vote or receive dividends on Company Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Company Stock or any interest in Company Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Company Stock; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or Constructively Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 12.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 12.2 Company Stock.

Section 12.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 12.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Company Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Company Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Company Stock to the extent that such Beneficial Ownership or Constructive Ownership of Company Stock could result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of the Corporation that would not constitute qualifying income under such requirements.

(iii) In determining which shares of Company Stock are to be transferred to a Trust in accordance with this Section 12.2.1(b) and Section 12.3 hereof, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except as provided in Section 12.2.6) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board in its sole and absolute discretion).

(iv) Any Transfer of shares of Company Stock that, if effective, would result in the Company Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Company Stock.

(b) Transfer in Trust. If any Transfer of shares of Company Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Company Stock in violation of Section 12.2.1(a)(i) or (ii):

(i) then that number of shares of the Company Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 12.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 12.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 12.2.1(a)(i) or (ii), then the Transfer of that number of shares of Company Stock that otherwise would cause any Person to violate Section 12.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Company Stock.

(iii) To the extent that, upon a transfer of shares of Company Stock pursuant to this Section 12.2.1(b), a violation of any provision of this Article XII would nonetheless be continuing (for example where the ownership of shares of Company Stock by a single Trust would result in the shares of Company Stock being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then shares of Company Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article XII.

Section 12.2.2 Remedies for Breach. If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 12.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Company Stock in violation of Section 12.2.1 (whether or not such violation is intended), the Board shall take such action as it deems advisable, in its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 12.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board.

Section 12.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Company Stock that will or may violate Section 12.2.1(a) or any Person who would have owned shares of Company Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 12.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 12.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of Company Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Company Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Company Stock and each Person (including the stockholder of record) who is holding Company Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 12.2.5 Remedies Not Limited. Subject to Section 12.8, nothing contained in this Section 12.2 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Corporation or the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 12.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article XII, including Section 12.2, Section 12.3 or any definition contained in Section 12.1, or any defined term used in this Article XII but defined elsewhere in this Certificate of Incorporation, the Board may determine the application of the provisions of this Section 12.2 or Section 12.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 12.2 or Section 12.3 requires an action by the Board and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board may determine the action to be taken so long as such action is not contrary to the provisions of Sections 12.1, 12.2 or 12.3. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 12.2.2) acquired Beneficial Ownership or Constructive Ownership of Company Stock in violation of Section 12.2.1, such remedies (as applicable) shall apply first to the shares of Company Stock which, but for such remedies, would have been actually owned by such Person, and second to the shares of Company Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Company Stock based upon the relative number of the shares of Company Stock held by each such Person.

Section 12.2.7 Exceptions.

(a) Subject to Section 12.2.1(a)(ii), the Board, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board determines, based on such representations and undertakings from such Person to the extent required by the Board and as are reasonably necessary for the Board to ascertain, that such exemption will not cause five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Company Stock (taking into account the then-current Common Stock Ownership Limit and Aggregate Stock Ownership Limit, any then-existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);

(ii) the Board determines that such Person does not and such Person represents that it will not Constructively Own an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as the Board determines are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity directly or indirectly owned, in whole or in part, or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 12.2.1 through 12.2.6) will result in such shares of Company Stock being automatically transferred to a Trust in accordance with Sections 12.2.1(b) and 12.3.

(b) Prior to granting any exception pursuant to Section 12.2.7(a), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 12.2.1(a)(ii), an underwriter that participates in a public offering, forward sale or a private placement of Company Stock (or securities convertible into or exchangeable for Company Stock) may Beneficially Own or Constructively Own shares of Company Stock (or securities convertible into or exchangeable for Company Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.

(d) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, as applicable.

Section 12.2.8 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 12.2.1(a)(ii) and this Section 12.2.8, the Board may, in its sole and absolute discretion, from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Company Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Company Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Company Stock or increased Beneficial Ownership or Constructive Ownership of shares of Company Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 12.2.7(a) or an Excepted Holder) in excess of the Company Stock Beneficially Owned or Constructively Owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit (taking into account any then-existing Excepted Holder Limits) would allow five or fewer Individuals to Beneficially Own, in the aggregate more than 49% in value of the outstanding Company Stock.

Section 12.2.9 Legend. Each certificate for shares of Company Stock, if certificated, shall bear substantially the following legend:

“The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Certificate of Incorporation, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Company Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Company Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Company Stock if such Transfer would result in the Company Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Company Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Company Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice. If any of the restrictions on Transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Company Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board in its sole and absolute discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restrictions provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Certificate of Incorporation of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Company Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.”

Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 12.3 Transfer of Company Stock in Trust.

Section 12.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 12.2.1(b) that would result in a transfer of shares of Company Stock to a Trust, such shares of Company Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 12.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 12.3.6.

Section 12.3.2 Status of Shares Held by the Trustee. Shares of Company Stock held by the Trustee shall be issued and outstanding shares of Company Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 12.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Company Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Company Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Company Stock held in the Trust and, subject to Delaware law, effective as of the date that the shares of Company Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Company Stock have been transferred to the Trust and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article XII, until the Corporation has received notification that shares of Company Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 12.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Company Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 12.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 12.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (b) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Article XII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Company Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 12.3.4, such excess shall be paid to the Trustee upon demand.

Section 12.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Company Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other transaction, the Market Price at the time of such devise, gift or other transaction) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Article XII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 12.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 12.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (a) the shares of Company Stock held in the Trust would not violate the restrictions set forth in Section 12.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 12.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 12.4 Nasdaq Transactions. Nothing in this Article XII shall preclude the settlement of any transaction entered into through the facilities of the Nasdaq or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article XII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article XII.

Section 12.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XII.

Section 12.6 Non-Waiver. No delay or failure on the part of the Corporation or the in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing.

Section 12.7 Severability. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

Section 12.8 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article XII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article XII.

5. This Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed this day of [●], 2022.

CYXTERA TECHNOLOGIES, INC.

By:	/s/ [●]
Name:	[●]
Title:	[●]

Appendix B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) dated as of October 3, 2022, is entered into by and between Cyxtera Technologies, Inc., a Delaware corporation (“Cyxtera Delaware”), and Cyxtera Technologies Maryland, Inc., a Maryland corporation (“Cyxtera Maryland”) and a wholly-owned subsidiary of Cyxtera Delaware.

RECITALS

A. Cyxtera Maryland was formed as a wholly-owned subsidiary of Cyxtera Delaware for the purposes of the reincorporation of Cyxtera Delaware to Maryland.

B. The reincorporation of Cyxtera Delaware is to be effected by merging Cyxtera Delaware with and into Cyxtera Maryland, with Cyxtera Maryland surviving the merger as the surviving corporation, upon the terms and subject to the conditions set forth in this Merger Agreement.

C. The Delaware General Corporation Law (the “Delaware Code”) permits the merger of Cyxtera Delaware into Cyxtera Maryland provided that the parties adopt a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each company into shares or other securities or obligations of the surviving corporation or any other entity and other applicable provisions.

D. The boards of directors of each of Cyxtera Maryland and Cyxtera Delaware have determined that it is advisable and in the best interests of each of Cyxtera Maryland and Cyxtera Delaware and their respective stockholders that Cyxtera Delaware merge with and into Cyxtera Maryland upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Cyxtera Delaware in the State of Maryland and have approved this Merger Agreement and the transactions contemplated hereby, including the Merger.

AGREEMENT

In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Cyxtera Delaware and Cyxtera Maryland hereby agree as follows:

Section 1. Merger.

Subject to the terms and conditions set forth in this Merger Agreement, Cyxtera Delaware will merge with and into Cyxtera Maryland and Cyxtera Delaware will cease to exist and Cyxtera Maryland will be the surviving corporation (the “Merger”). Cyxtera Maryland is hereinafter sometimes referred to as the “Surviving Corporation.” Provided the conditions set forth in Section 9 of this Merger Agreement have been satisfied or waived, Cyxtera Delaware and Cyxtera Maryland will, at such time as they deem advisable, cause a Certificate of Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 252 of the Delaware Code and Articles of Merger (the “Articles of Merger”) to be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) as provided for in the Maryland General Corporation Law (the “Maryland Code”). The Merger will become effective as of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the SDAT, or such later time as is specified in the Certificate of Merger and Articles of Merger (not to exceed thirty (30) days from the date the Articles of Merger are accepted for record by the SDAT) (the “Effective Time”). The parties intend by this Merger Agreement to effect a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “IRC”).

Section 2. Manner and Basis of Converting Shares.

Cyxtera Maryland has authority to issue five hundred ten million (510,000,000) shares of capital stock, including five hundred million (500,000,000) shares of common stock having a par value of $0.0001 per share (“Maryland Common Stock”), and ten million (10,000,000) shares of preferred stock having a par value of $0.0001 per share (“Maryland Preferred Stock”). As of the date of this Merger Agreement, 100 shares of Maryland Common Stock were issued and outstanding, all of which are owned by Cyxtera Delaware, and no shares of Maryland Preferred Stock were issued and outstanding. Cyxtera Delaware has authority to issue five hundred ten million (510,000,000) shares of capital stock, including five hundred million (500,000,000) shares of Class A common stock having a par value of $0.0001 per share (“Delaware Common Stock”), and ten million (10,000,000) shares of preferred stock having a par value of $0.0001 per share (“Delaware Preferred Stock”).

At the Effective Time, (a) each issued and outstanding share of Delaware Common Stock will immediately be converted into one validly issued, fully paid and nonassessable share of Maryland Common Stock without an exchange of certificates or any action on the part of the stockholders thereof; (b) the 100 shares of Maryland Common Stock owned by Cyxtera Delaware, that will then be owned by Cyxtera Maryland by virtue of the Merger, will be cancelled and retired and resume the status of authorized and unissued shares, and any capital represented by such shares will be eliminated; and (c) each share of Delaware Common Stock held in Cyxtera Delaware’s treasury will be cancelled and retired without payment of any consideration therefor and will cease to exist.

Section 3. Equity Awards; Employee Stock Purchase Plan.

At the Effective Time, Cyxtera Maryland will assume and continue all of Cyxtera Delaware’s equity incentive plans and agreements, including but not limited to the Cyxtera Technologies, Inc. 2021 Omnibus Incentive Plan (the “ 2021 Plan”) and the Cyxtera Technologies, Inc. 2022 Employee Stock Purchase Plan (the “ESPP” and, together with the 2021 Plan, the “Plans”), and the outstanding and, as applicable, unexercised portions of all stock options, restricted stock units, performance stock units and other rights outstanding thereunder in respect of Delaware Common Stock will become stock options, restricted stock units, performance stock units and other rights, as applicable, in respect of the same number of shares of Maryland Common Stock with no other changes in the terms and conditions of such stock options, restricted stock units, performance stock units or other rights, including exercise prices and performance goals (provided that such performance goals shall, following the Effective Time, relate to Cyxtera Maryland), and effective upon the Effective Time, Cyxtera Maryland hereby assumes the outstanding and, as applicable, unexercised portions of such stock options, restricted stock units, performance stock units and other rights and the obligations of Cyxtera Delaware with respect thereto. At the Effective Time, the maximum aggregate number of shares of Maryland Common Stock that may be available for issuance pursuant to incentive stock options (within the meaning of Treas. Reg. 1.422-2) under the 2021 Plan equals 10,000,000, and the following individuals will be eligible to receive incentive stock options under the 2021 Plan: employees of Cyxtera Maryland, any of Cyxtera Maryland’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the IRC, respectively, or any other entities the employees of which are eligible to receive incentive stock options under the IRC.

Section 4. Stock Certificates.

Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock will be deemed for all purposes to represent and certify ownership of the shares of Maryland Common Stock into which the shares of Cyxtera Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Cyxtera Delaware or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Cyxtera Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, such shares of Maryland Common Stock.

Section 5. Governing Documents.

The charter and bylaws of Cyxtera Maryland in effect at the Effective Time will be the charter and bylaws of Cyxtera Maryland as the Surviving Corporation until either or both are further amended in accordance with their terms and the Maryland Code.

Section 6. Directors and Officers.

The directors and officers, respectively, of Cyxtera Maryland immediately prior to the Effective Time will be the directors and officers, respectively, of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier dissolution or death (as applicable), resignation or removal in accordance with the Surviving Corporation’s charter.

Section 7. Effect of the Merger.

The Merger shall have the effects specified in the Delaware Code and the Maryland Code and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each of Cyxtera Delaware and Cyxtera Maryland; and all such rights, privileges, powers and franchises of each of Cyxtera Delaware and Cyxtera Maryland, and all property, real, personal and mixed of each of Cyxtera Delaware and Cyxtera Maryland, and all debts due to either Cyxtera Delaware or Cyxtera Maryland on whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers, franchises, property and other interests of each of Cyxtera Delaware and Cyxtera Maryland shall be thereafter as effectually the property of the Surviving Corporation as they were of either Cyxtera Delaware or Cyxtera Maryland, and the title to any real estate vested by deed or otherwise in either Cyxtera Delaware or Cyxtera Maryland shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Cyxtera Delaware or Cyxtera Maryland shall be preserved unimpaired and all debts, liabilities and duties of either Cyxtera Delaware or Cyxtera Maryland shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 8. Further Assurances.

Each of Cyxtera Maryland and Cyxtera Delaware will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

Section 9. Conditions.

The consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

(a)

The Merger must have been approved by the requisite vote of stockholders of Cyxtera Delaware, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Merger Agreement by Cyxtera Delaware and Cyxtera Maryland.

(b)	All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

Section 10. Termination; Amendment.

This Merger Agreement may be terminated and the Merger abandoned or deferred by any of Cyxtera Maryland or Cyxtera Delaware by appropriate resolution of the board of directors of either Cyxtera Maryland or

Cyxtera Delaware at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the stockholders of Cyxtera Delaware if circumstances arise which, in the opinion of the board of directors of Cyxtera Delaware or Cyxtera Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

Section 11. Governing Law.

This Merger Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

Section 12. Change of Name.

At the Effective Time, Cyxtera Maryland will change its name to “Cyxtera Technologies, Inc.”

[Signature page follows.]

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the persons indicated below as of the date first set forth above.

CYXTERA TECHNOLOGIES MARYLAND, INC.,

a Maryland corporation
By:	/s/ Victor Semah
Name:	Victor Semah
Title:	Chief Legal Officer

CYXTERA TECHNOLOGIES, INC.,
a Delaware corporation
By:	/s/ Victor Semah
Name:	Victor Semah
Title:	Chief Legal Officer

[Signature Page to Merger Agreement]

Appendix C

CYXTERA TECHNOLOGIES MARYLAND, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Cyxtera Technologies Maryland, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Hirsh M. Ament, whose address is c/o Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on September 28, 2022.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Cyxtera Technologies Maryland, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o Corporate Creations Network Inc., 2 Wisconsin Circle, Suite 700, Chevy Chase, Maryland 20815. The name and address of the resident agent of the Corporation in Maryland are Corporate Creations Network Inc., 2 Wisconsin Circle, Suite 700, Chevy Chase, Maryland 20815. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation currently is [            ], which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the current directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

[                                 ]

[                                 ]

[                                 ]

[                                 ]

[                                 ]

[                                 ]

[                                 ]

[                                 ]

[                                 ]

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

Section 5.2 Extraordinary Actions. Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater proportion of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3 Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend or for the purpose of qualifying as a REIT under the Code), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5 Indemnification and Advance of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, in either case, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in the Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5.6 Determinations by Board of Directors. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8 Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors and the contractual rights of any stockholder, any director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

Section 5.9 Subtitle 8. In accordance with Section 3-802(c) of the MGCL, the Corporation is prohibited from electing to be subject to the provisions of Section 3-803, 3-804 or 3-805 of the MGCL, unless such election is approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

Section 5.10 Corporate Opportunity. To the fullest extent permitted by Maryland law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any duties or contractual obligations they may have as of the date hereof or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation, or any of their respective affiliates, will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely and exclusively in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any other legal obligation.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 510,000,000 shares of stock, consisting of 500,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $51,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Action by Stockholders. Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.6 Charter and Bylaws. The rights of all stockholders and the terms of all stock of the Corporation are subject to all of the provisions of the Charter and the Bylaws.

Section 6.7 Distributions. Except as may otherwise be provided in the terms of any class or series of Preferred Stock, in determining whether a distribution is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution, shall not be added to the Corporation’s total liabilities.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Company Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8, excluding any such outstanding Company Stock that is not treated as outstanding for U.S. federal income tax purposes.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Company Stock by a Person, whether the interest in the shares of Company Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Code. The term “Code” shall mean Internal Revenue Code of 1986, as amended.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8, excluding any such outstanding Common Stock that is not treated as outstanding for U.S. federal income tax purposes.

Company Stock. The term “Company Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Company Stock by a Person, whether the interest in the shares of Company Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit (as defined below) is created by the Certificate of Incorporation or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.7, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Individual. The term “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Date. The term “Initial Date” shall mean the earlier of January 1, 2023 and such other date as determined by the Board of Directors in its discretion.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Company Stock, the Closing Price for such Company Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Company Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Company Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if such Company Stock is not listed or admitted to trading on the Nasdaq, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Company Stock is listed or admitted to trading or, if such Company Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Company Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Company Stock selected by the Board of Directors or, in the event that no trading price is available for such Company Stock, the fair market value of the Company Stock, as determined by the Board of Directors.

Nasdaq. The term “Nasdaq” shall mean the Nasdaq Stock Market.

Person. The term “Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Company Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT. The term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 7.8 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Company Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Company Stock or the right to vote or receive dividends on Company Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Company Stock or any interest in Company Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Company Stock; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or Constructively Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2 Company Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Company Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Company Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Company Stock to the extent that such Beneficial Ownership or Constructive Ownership of Company Stock could result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of the Corporation that would not constitute qualifying income under such requirements.

(iii) In determining which shares of Company Stock are to be transferred to a Trust in accordance with this Section 7.2.1(b) and Section 7.3 hereof, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except as provided in Section 7.2.6) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board of Directors in its sole and absolute discretion).

(iv) Any Transfer of shares of Company Stock that, if effective, would result in the Company Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Company Stock.

(b) Transfer in Trust. If any Transfer of shares of Company Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Company Stock in violation of Section 7.2.1(a)(i) or (ii):

(i) then that number of shares of the Company Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Company Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Company Stock.

(iii) To the extent that, upon a transfer of shares of Company Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Company Stock by a single Trust would result in the shares of Company Stock being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then shares of Company Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Company Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable, in its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Company Stock that will or may violate

Section 7.2.1(a) or any Person who would have owned shares of Company Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of Company Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Company Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Company Stock and each Person (including the stockholder of record) who is holding Company Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5 Remedies Not Limited. Subject to Section 7.8, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation or the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including Section 7.2, Section 7.3 or any definition contained in Section 7.1, or any defined term used in this Article VII but defined elsewhere in this Certificate of Incorporation, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Company Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Company Stock which, but for such remedies, would have been actually owned by such Person, and second to the shares of Company Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Company Stock based upon the relative number of the shares of Company Stock held by each such Person.

Section 7.2.7 Exceptions.

(a) Subject to Section 7.2.1(a)(ii), the Board, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors determines, based on such representations and undertakings from such Person to the extent required by the Board of Directors and as are reasonably necessary for the Board of

Directors to ascertain, that such exemption will not cause five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Company Stock (taking into account the then-current Common Stock Ownership Limit and Aggregate Stock Ownership Limit, any then-existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);

(ii) the Board of Directors determines that such Person does not and such Person represents that it will not Constructively Own an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as the Board of Directors determines are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity directly or indirectly owned, in whole or in part, or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Company Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering, forward sale or a private placement of Company Stock (or securities convertible into or exchangeable for Company Stock) may Beneficially Own or Constructively Own shares of Company Stock (or securities convertible into or exchangeable for Company Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, as applicable.

Section 7.2.8 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may, in its sole and absolute discretion, from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Company Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Company Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Company Stock or increased Beneficial Ownership or Constructive Ownership of shares of Company Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Company Stock Beneficially Owned or Constructively Owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit (taking into account any then-existing Excepted Holder Limits) would allow five or fewer Individuals to Beneficially Own, in the aggregate more than 49% in value of the outstanding Company Stock.

Section 7.2.9 Legend. Each certificate for shares of Company Stock, if certificated, shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL OWNERSHIP AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S CERTIFICATE OF INCORPORATION, (I) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF THE COMMON STOCK OWNERSHIP LIMIT UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMPANY STOCK OF THE CORPORATION IN EXCESS OF THE AGGREGATE STOCK OWNERSHIP LIMIT, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN COMPANY STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF COMPANY STOCK IF SUCH TRANSFER WOULD RESULT IN THE COMPANY STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OWNS OR CONSTRUCTIVELY OWNS OR ATTEMPTS OR INTENDS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMPANY STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMPANY STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION OR, IN THE CASE OF SUCH A PROPOSED OR ATTEMPTED TRANSACTION, GIVE AT LEAST 15 DAYS’ PRIOR WRITTEN NOTICE. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP PROVIDED IN (I), (II) OR (III) ABOVE ARE VIOLATED, THE SHARES OF COMPANY STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, IF THE OWNERSHIP RESTRICTIONS PROVIDED IN (IV) ABOVE WOULD BE VIOLATED OR UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMPANY STOCK OF THE CORPORATION ON REQUEST AND

WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.”

Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 7.3 Transfer of Company Stock in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Company Stock to a Trust, such shares of Company Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee. Shares of Company Stock held by the Trustee shall be issued and outstanding shares of Company Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Company Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Company Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Company Stock held in the Trust and, subject to Delaware law, effective as of the date that the shares of Company Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Company Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Company Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Company Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (b) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Company Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Company Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other transaction, the Market Price at the time of such devise, gift or other transaction) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (a) the shares of Company Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4 Nasdaq Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the Nasdaq or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.7 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

Section 7.8 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: There has been no increase in the authorized stock of the Corporation effected by the foregoing amendment and restatement of the charter.

EIGHTH: These Articles of Amendment and Restatement shall become effective at [    :    ] p.m., Eastern Time, on [                         ,] 2022.

NINTH: The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Legal Officer and Secretary on this      day of                 , 2022.

ATTEST:	CYXTERA TECHNOLOGIES MARYLAND, INC.

By:
Victor Semah Chief Legal Officer and Secretary		Nelson Fonseca President and Chief Executive Officer

Appendix D

CYXTERA TECHNOLOGIES MARYLAND, INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3. SPECIAL MEETINGS.

(a) General. Each of the chair of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chair of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”). Unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of stockholders held during the preceding twelve months.

(b) Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder, each individual whom the stockholder proposes to nominate for election or reelection as a director and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors or the election of each such individual, as applicable, in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than the Special Meeting Percentage shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chair of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chair of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chair of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) and Section 12(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chair of the meeting or, in the absence of such appointment or appointed individual, by the chair of the board or, in the case of a vacancy in the office or absence of the chair of the board, by one of the following officers present at the meeting in the following order: the lead independent director, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chair chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chair of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chair of the meeting, shall record the minutes of the meeting. Even if present at the meeting, the person holding the office named herein may delegate to another person the power to act as chair or secretary of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chair of the meeting. The chair of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chair and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chair of the meeting may determine; (c) recognizing speakers at the meeting and determining when and for how long speakers and any individual speaker may address the meeting; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chair of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place either (i) announced at the meeting or (ii) provided at a future time through means announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chair of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. The date, time and place of the meeting, as reconvened, shall be either (i) announced at the meeting or (ii) provided at a future time through means announced at the meeting.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7. VOTING. A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present for which (i) the secretary of the

Corporation receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director set forth in Section 12 and, as applicable, Section 13 of this Article II of these Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission (the “SEC”) and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting (a “Contested Election”). In an election other than a Contested Election, any incumbent director who is not elected because he or she does not receive a majority of the total votes cast for and against such nominee shall immediately tender his or her resignation for consideration by the Board of Directors. The Board of Directors will evaluate whether to accept or reject such resignation, or whether other action should be taken; provided, however, that the Board of Directors will act on such resignation and publicly disclose its decision to accept or reject such resignation and the rationale behind such decision within 90 days from the date of the certification of the director election results. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute, by the Charter or by these Bylaws. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chair of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law. Such proxy or evidence of authorization of such proxy shall be filed with the record of the proceedings of the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board of Directors or the chair of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chair of the meeting, the inspectors, if any, shall (a) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chair of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote, and (e) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11. ADVANCE NOTICE OF STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 11(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 11(a). Notwithstanding anything in this Section 11(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 12 and, as applicable, Section 13 of this Article II will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 11(a)(iii), a stockholder’s notice to the secretary with respect to such business, to be timely, must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 90 days before or more than 120 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 11(a).

(ii) To be in proper written form, a stockholder’s notice to the secretary of the Corporation with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 11(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 11(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 11(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board of Directors or the chair of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 11(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 11(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 11(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 11(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 11(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 12, and, as applicable, Section 13 of this Article II.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 12. ADVANCE NOTICE FOR NOMINATION OF DIRECTORS.

(a) Only persons who are nominated in accordance with this Section 12 or Section 13 of this Article II shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more classes or series of preferred stock, par value $0.0001 per share (“Preferred Stock”), of the Corporation with respect to the rights of holders of one or more classes or series of Preferred Stock to elect directors. Nominations of persons for election to the Board of Directors at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 12 and, as applicable, with Section 13 of this Article II.

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a stockholder’s notice to the secretary of the Corporation must be received by the secretary of the Corporation at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 12.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board of Directors before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 12 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a stockholder’s notice to the secretary of the Corporation must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board of Directors or the chair of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 12, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 12, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 12, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 12 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Charter.

Section 13. PROXY ACCESS.

(a) Subject to the requirements of Article II of these Bylaws, the Corporation shall include in its proxy statement and on its proxy card for any annual meeting of stockholders the name of any director nominee proposed by a stockholder for election to the Board of Directors who is properly submitted pursuant to this Section 13 (each a “Proxy Access Nominee”) provided that (A) timely written notice of such Proxy Access Nominee satisfying this Section 13 (“Proxy Access Nomination Notice”) is delivered to the Corporation by or on behalf of a stockholder or group of stockholders that, at the time the Proxy Access Nomination Notice is delivered, satisfy the ownership and other requirements of this Section 13 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”), (B) the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Nomination Notice to have its nominee included in the Corporation’s proxy statement pursuant to this Section 13, and (C) the Eligible Stockholder and the Proxy Access Nominee otherwise satisfy the requirements of this Section 13 and the criteria for membership on the Board of Directors set forth in the Corporate Governance Guidelines of the Corporation or other document(s) setting forth qualifications for directors (the “Board Qualifications”).

(b) To be timely, the Proxy Access Nomination Notice must be delivered to or mailed and received at the principal executive office of the Corporation not less than 90 calendar days nor earlier than 120 calendar days in advance of the date of the Corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the submission of such Proxy Access Nomination.

(c) In addition to including the name of the Proxy Access Nominee in the Corporation’s proxy statement for the annual meeting of stockholders, the Corporation also shall include (A) the information concerning the Proxy Access Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to the proxy rules of the SEC and (B) a Statement (defined below) (collectively, the “Required Information”). To be timely, the Required Information must be received by the secretary at the principal office of the Corporation within the time period specified in Section 13(b). Nothing in this Section 13 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Nominee.

(d) The maximum number of Proxy Access Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (A) two (2) and (B) 20% of the total number of directors in office (rounded down to the nearest whole number), as of the last day on which a Proxy Access Notice may be delivered pursuant to and in accordance with this Section 13(d) (the “Permitted Number”); provided, however, the Permitted Number shall be reduced (but not below one) by:

(i) the number of individuals who will be included in the Corporation’s proxy materials as nominees of the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock of the Corporation by such stockholder or group of stockholders from the Corporation), other than any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms; and

(ii) the number of directors currently in office that will be included in the Corporation’s proxy materials as nominees of the Board of Directors who were previously Proxy Access Nominees elected to the Board of Directors pursuant to this Section 13, other than any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least two (2) annual terms.

For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 13 whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors shall be counted as one of the Proxy Access Nominees. In the event that one or more vacancies for any reason occurs after the deadline for delivery of Proxy Access Notice but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced.

Any Eligible Stockholder submitting more than one Proxy Access Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 13 shall rank such Proxy Access Nominees based on the order that the Eligible Stockholder desires such Proxy Access Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Proxy Access Nominees submitted by Eligible Stockholders pursuant to this Section 13 exceeds the Permitted Number, the highest ranking Proxy Access Nominee who meets the requirements of this Article II, Section 13(c) of each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of the Corporation’s outstanding common stock each Eligible Stockholder disclosed as owned (as defined below) in its respective Proxy Access Notice submitted to the Corporation.

(e) An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the total voting power of the Corporation’s outstanding shares entitled to vote in the election of directors as of the most recent date prior to the submission of the Proxy Access Nomination Notice for which such amount is given in any filing by the Corporation with the SEC (the “Required Shares”) as of both the date the Proxy Access Nomination Notice is received by the Corporation in accordance with this Section 13 and the record date for determining stockholders entitled to vote at the annual meeting of stockholders and must continue to own the Required Shares through the meeting date. For purposes of satisfying the ownership requirement under this Section 13, the voting power represented by the shares of the Corporation owned by one or more stockholders, or by the person or persons who own shares of the Corporation and on whose behalf any stockholder is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20, and a group of two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer (or by a group of related employers that are under common control), or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or person for this purpose. With respect to any annual meeting of stockholders, no person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 13.

For purposes of this Section 13, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the Corporation as to which the person possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (1) sold by such person or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of the Corporation’s outstanding shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares and/or hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate. A person shall “own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which the person has loaned such shares, provided that the person has the power to recall such loaned shares on five business days’ notice and provides a representation that it will promptly recall such loaned shares upon being notified that any of its Proxy Access Nominees will be included in the Corporation’s proxy statement, or the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 13, the term “affiliate” shall have the meaning ascribed thereto pursuant to the proxy rules of the Exchange Act.

(f) Within the time period specified in Section 13(b) for the Proxy Access Nomination Notice, an Eligible Stockholder must provide in writing to the secretary of the Corporation, with respect to the Proxy Access Nominee, in addition to the information and representations required to be provided in the stockholder’s notice pursuant to Article II, representations and agreements that such person: (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, and (B) is not and will not become a party to any direct or indirect compensatory, reimbursement, indemnification, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with such person’s nomination for director and/or service as a director (a “Compensation Arrangement”), that has not been disclosed to the Corporation. At the request of the Corporation, the Proxy Access Nominee must complete, sign and submit all questionnaires required of the Board of Directors within five business days of receipt of each such questionnaire from the Corporation and provide within five business days of the Corporation’s request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Nominee meets the requirements of this Section 13 and/or satisfies the Board Qualifications, including whether: (1) such Proxy Access Nominee is independent under the listing standards of each principal U.S. exchange upon which the Corporation’s shares are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of members of the Board of Directors (the “Independence Standards”), (2) such Proxy Access Nominee has any direct or indirect relationship with the Corporation, and (3) such Proxy Access Nominee is not and has not been subject to any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”), or any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(g) Within the time period specified in Section 13(b) for the Proxy Access Nomination Notice, an Eligible Stockholder must provide the following information, representations and agreements: (A) the information and representations that would be required to be set forth in stockholder’s notice of a nomination pursuant to Section 12(d); (B) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Nomination Notice is received by the secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s agreement to provide (1) written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date by not later than the close of business on the fifth business day after (x) the record date (if, prior to the record date, the Corporation (a) disclosed such date by press release or any filing with the SEC or (b) delivered a written notice of the record date (including by electronic mail) to the Eligible Stockholder) or (y) the date on which the Corporation delivered to the Eligible Stockholder written notice (including by electronic mail) of the record date (if such notice is provided after the record date); and (2) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the annual meeting of stockholders; (C) documentation satisfactory to the Corporation demonstrating that a group of funds are entitled to be treated as one stockholder or person for purposes of this Section 13; (D) a representation that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder): (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Nominee(s) being nominated pursuant to this Section 13, (3) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its Proxy Access Nominee(s) or a nominee of the Board of Directors, (4) will not distribute to any stockholder any form of proxy for the annual meeting of stockholders other than the form distributed by the Corporation, and (5) has provided and will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (E) a description of all agreements, arrangements or understandings between the Eligible Stockholder and each Proxy Access Nominee and any other person or persons, including the Proxy Access Nominee, such beneficial owners and control persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Eligible Stockholder or that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if the Eligible Stockholder making the nomination and any beneficial owner or control person on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the Proxy Access Nominee were a director or executive officer of such registrant (the “Related Person Agreements”); (F) the written consent of each Proxy Access Nominee to be named in the Corporation’s proxy statement as a nominee and to serve as a director if elected; (G) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act; (H) in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nominations and matters related thereto, including withdrawal of the nomination; and (I) an undertaking that the Eligible Stockholder agrees to: (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the Corporation’s stockholders or out of the information that the Eligible Stockholder provides to the Corporation, (2) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Proxy Access Nominee pursuant to this Section 13, (3) file with the SEC any solicitation with the Corporation’s stockholders relating to the meeting at which the Proxy Access Nominee will be nominated, regardless of whether any such filing is required pursuant to the proxy rules of the SEC or whether any exemption from filing is available for such solicitation pursuant to the proxy rules of the SEC, and (4) comply with all other applicable laws, rules, regulations and listing standards with respect to any solicitation in connection with the meeting.

(h) The Eligible Stockholder may with its Proxy Access Nomination Notice, provide to the secretary of the Corporation, a written statement for inclusion in the Corporation’s proxy statement for the annual meeting of stockholders, not to exceed 500 words per Proxy Access Nominee, in support of each Proxy Access Nominee it names in its Notice (the “Statement”). Notwithstanding anything to the contrary contained in this Section 13, the Corporation may omit from its proxy statement any information or Statement that it believes would violate any applicable law, rule, regulation, or listing standard.

(i) In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Nominee, as the case may be, shall promptly notify the secretary of the Corporation of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct.

(j) The Corporation shall not be required to include pursuant to this Section 13 any Proxy Access Nominee in its proxy materials (or, if the proxy materials have already been filed, to allow the nomination of a Proxy Access Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation) if (A) the secretary of the Corporation receives a notice that any stockholder has nominated any person for election to the Board of Directors at such meeting pursuant to the advance notice requirements set forth in Section 12; (B) the Eligible Stockholder has or is engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting of stockholders other than its Proxy Access Nominee(s) or any other nominee of the Board of Directors, (C) the Proxy Access Nominee is determined by the Board of Directors not to be independent under the Independence Standards, (D) the Proxy Access Nominee’s election as a director would cause the Corporation to be in violation of these Bylaws, the Charter, the Board Qualifications, the listing standards of the principal exchange upon which the Corporation’s shares are traded, or any applicable state or federal law, rule or regulation, (E) the Proxy Access Nominee is or becomes a party to any undisclosed Voting Commitment or Compensation Arrangement, (F) the Proxy Access Nominee is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (G) the Proxy Access Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years, (H) the Proxy Access Nominee is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act, or (I) the Proxy Access Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, and/or obligations pursuant to this Section 13.

(k) Notwithstanding anything to the contrary set forth herein, if (A) the Proxy Access Nominee and/or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings and/or obligations pursuant to this Section 13 as determined by the Board of Directors or the person presiding at the meeting, or (B) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 13, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder.

(l) Any Proxy Access Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (A) withdraws from or becomes ineligible or unavailable for election at the meeting, or (B) does not receive at least 20% of the votes cast in favor of the Proxy Access Nominee’s election, shall be ineligible to be a Proxy Access Nominee pursuant to this Section 13 for the next two annual meetings of stockholders following the meeting for which the Proxy Access Nominee has been nominated for election.

(m) This Section 13 provides the exclusive method for stockholders to include nominees for director in the Corporation’s proxy materials with respect to an annual meeting of stockholders.

Section 14. TELEPHONE AND REMOTE COMMUNICATION MEETINGS. The Board of Directors or chair of the meeting may permit one or more stockholders to participate in a meeting by means of a conference telephone or other communications equipment in any manner permitted by Maryland law. In addition, the Board of Directors may determine that a meeting not be held at any place, but instead may be held solely by means of remote communications in any matter permitted by Maryland law. Participation in a meeting by these means constitutes presence in person at the meeting.

Section 15. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Section 16. STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.

(a) Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all stockholders entitled to vote on the matter are present and voted is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

(b) The record date for determining such stockholders entitled to consent to corporate action in writing or electronic transmission without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Section 16. Any holder of common stock of the Corporation seeking to have such stockholders authorize or take corporate action by consent by written or electronic transmission without a meeting shall, by written notice addressed to the secretary of the Corporation, delivered to the Corporation request that a record date be fixed for such purpose. The written notice must contain the information set forth in paragraph (c) of this Section 16. Following delivery of the notice, the Board of Directors shall, by the later of (i) 20 days after delivery of a valid request to set a record date and (ii) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written or electronic transmission under paragraph (a) of this Section 16, determine the validity of the request and whether the request relates to an action that may be taken by written or electronic consent and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a notice complying with the second and third sentences of this paragraph (b) has been duly delivered to the secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date on which a signed written consent relating to the action taken or proposed to be taken by written or electronic transmission is delivered to the Corporation in the matter described in paragraph (a) of this Section 16; provided that, if prior action by the Board of Directors is required under the provisions of Maryland law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Any notice required by paragraph (b) of this Section 16 must be delivered by the stockholder(s) seeking to have stockholders authorize or take corporate action by consent by written or electronic transmission without a meeting (with evidence of ownership attached to the notice), must describe the action proposed to be taken by written or electronic transmission of stockholders and must contain (i) such information and representations, to the extent applicable, then required by these Bylaws as though such stockholder was intending to make a nomination of persons for election to the Board or to bring any other matter before a meeting of stockholders, as applicable, and (ii) the text of the proposed action to be taken (including the text of any resolutions to be adopted by written or electronic consent of stockholders and the language of any proposed amendment to these Bylaws). This Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by this Corporation to determine whether the request relates to an action that may be effected by written or electronic consent under paragraph (c) of this Section 16. In connection with an action or actions proposed to be taken by written or electronic transmission in accordance with this Section 16, the stockholders seeking such action or actions shall further update and supplement the information previously provided to this Corporation in connection therewith, if necessary, as required by Article II of these Bylaws.

ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 2. NUMBER, TENURE AND RESIGNATION. A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chair of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chair of the board, the lead independent director, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chair of the board or, in the absence of the chair of the board, the lead independent director, if one, shall act as chair of the meeting. Even if present at the meeting, the director named herein may designate another director to act as chair of the meeting. In the absence of both the chair of the board and the lead independent director, if one, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chair of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chair of the meeting, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. RATIFICATION. The Board of Directors or the stockholders may ratify any act, omission, failure to act or determination made not to act (an “Act”) by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the Act and, if so ratified, such Act shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any Act questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned Act.

Section 15. CERTAIN RIGHTS OF DIRECTORS. Any director, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 2. POWERS. The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors, or in the absence of such designation, the applicable committee, may designate a chair of any committee, and such chair or, in the absence of a chair, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chair of the board, a chief executive officer, one or more vice presidents, a chief investment officer, a chief financial officer, a chief operating officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation, including any officers elected to fill a vacancy among the officers, shall be elected by the Board of Directors, except that the chief executive officer or the president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or any other officers. Each officer shall for the term specified by the Board of Directors or appointing officer or, if no such term is specified, serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chair of the board, the lead independent director, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIR OF THE BOARD. The Board of Directors may designate from among its members a chair of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chair of the board as an executive or non-executive chair. The chair of the board shall preside over the meetings of the Board of Directors. The chair of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 9. CHIEF INVESTMENT OFFICER. The Board of Directors may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 10. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 11. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 12. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the

Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 14. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in Section 1-101(q) of the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Corporation, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or these Bylaws, or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Corporation consents in writing to such court. This Article XII does not apply to claims arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

ARTICLE XIII

AMENDMENT OF BYLAWS

These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the Board of Directors. In addition, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the stockholders of the Corporation, without the approval of the Board of Directors, by the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors.

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